                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                Case No. 02-12834 and 02-41729 through 02-41957*
                                   Chapter 11


                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.

                                (NAME OF DEBTORS)


                          Monthly Operating Report for
                      the period ended February 29, 2004 **

                                Debtors' Address:
                                ----------------
                                5619 DTC Parkway
                           Greenwood Village, CO 80111


                          WILLKIE FARR & GALLAGHER LLP

                              (Debtors' Attorneys)


                                               Monthly Operating Income: $12,014
                                                                ($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date:  March 25, 2004


                                                 /s/ Scott Macdonald
                                                 -------------------------------
                                                 Scott Macdonald
                                                 Senior Vice President
                                                    and Chief Accounting Officer



Indicate if this is an amended statement by checking here

                                                         AMENDED STATEMENT
                                                                           -----

*  Refer to Schedule VI for a listing of Debtors by Case Number

** All amounts herein are preliminary and subject to revision. The Debtors reserve all rights to revise this report.

                   ADELPHIA COMMUNICATIONS CORPORATION, et al.
                             (DEBTORS-IN-POSSESSION)
                      UNAUDITED CONSOLIDATED BALANCE SHEET
                (Dollars in thousands, except per share amounts)

                                                                                        February 29,
                                                                                             2004
                                                                                        -------------
ASSETS:
Cash and cash equivalents                                                               $     236,020
Restricted cash                                                                                82,622
Subscriber receivables - net                                                                  215,139
Prepaid expenses                                                                               79,001
Investments                                                                                    23,164
Intercompany receivables                                                                   27,625,774
Related party receivables                                                                   1,897,522
Property, plant and equipment - net                                                         7,043,367
Intangible assets - net                                                                    15,412,376
Other assets - net                                                                            432,543
                                                                                        -------------
       Total assets                                                                     $  53,047,528
                                                                                        =============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable                                                                        $     138,982
Subscriber advance payments and deposits                                                       93,624
Accrued interest and other liabilities                                                        477,551
Intercompany payables                                                                         586,965
Related party payables                                                                        162,471
Parent and subsidiary debt                                                                    365,745
Deferred income taxes                                                                       2,004,832
                                                                                        -------------
                                                                                            3,830,170
                                                                                        -------------
Liabilities subject to compromise:
   Parent and subsidiary debt                                                              13,421,601
   Parent and subsidiary debt under co-borrowing credit facilities attributable to
     Rigas family entities                                                                  2,846,156
                                                                                        -------------
                                                                                           16,267,757

   Accounts payable                                                                           981,283
   Accrued interest and other liabilities                                                     534,072
   Intercompany payables                                                                   27,012,249
   Related party payables                                                                   1,358,965
   Cumulative redeemable exchangeable preferred stock                                         148,794
                                                                                        -------------
     Total liabilities subject to compromise                                               46,303,120
                                                                                        -------------

     Total liabilities                                                                     50,133,290
                                                                                        -------------

Minority interests                                                                            547,468
                                                                                        -------------

Stockholders' equity:
   Convertible preferred stock                                                                    397
   Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized,
     254,842,461 shares issued and outstanding                                                  2,548
   Additional paid-in capital                                                               9,460,346
   Accumulated other comprehensive loss                                                        (6,592)
   Accumulated deficit                                                                     (4,094,372)
   Treasury stock, at cost                                                                   (149,401)
                                                                                        -------------
                                                                                            5,212,926
   Amounts due from Rigas family entities under co-borrowing credit facilities             (2,846,156)
                                                                                        -------------
     Total stockholders' equity                                                             2,366,770
                                                                                        -------------
       Total liabilities and stockholders' equity                                       $  53,047,528
                                                                                        =============


         The accompanying notes are an integral part of these unaudited consolidated financial statements.

                   ADELPHIA COMMUNICATIONS CORPORATION, et al.
                             (DEBTORS-IN-POSSESSION)
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                (Dollars in thousands, except per share amounts)

                                                                                                   Twenty
                                                                            Month Ended         Months Ended
                                                                         February 29, 2004    February 29, 2004
                                                                         -----------------    -----------------
Revenue                                                                  $         323,007    $       5,892,755

Cost and expenses:
   Direct operating and programming                                                188,868            3,319,821
   Selling, general and administrative                                              36,060              863,756
   Depreciation and amortization                                                    76,505            1,496,493
   Impairment of long-lived and other assets                                            --               72,134
   Non-recurring professional fees                                                   4,751               92,398
                                                                         -----------------    -----------------
       Operating income before reorganization expenses due to                       16,823               48,153
         bankruptcy
   Reorganization expenses due to bankruptcy                                         4,809              148,861
                                                                         -----------------    -----------------

Operating income (loss)                                                             12,014             (100,708)
                                                                         -----------------    -----------------
Other income (expense):
   Interest expense                                                                (31,712)            (681,610)
   Equity in losses of affiliates -net                                                 (85)            (107,359)
   Minority interest in (earnings) losses of subsidiaries - net                     (1,129)              13,389
   Other-than-temporary impairment of investments and other assets                      --              (72,909)
   Other                                                                               263               12,262
                                                                         -----------------    -----------------
                                                                                   (32,663)            (836,227)
                                                                         -----------------    -----------------

Net loss before income taxes                                                       (20,649)            (936,935)
Income tax benefit                                                                      --                   35
                                                                         -----------------    -----------------
Net loss applicable to common stockholders                               $         (20,649)   $        (936,900)
                                                                         =================    =================

Net loss per weighted average share outstanding - basic and diluted      $           (0.08)   $           (3.69)
                                                                         =================    =================

Weighted average shares outstanding (in thousands) - basic and diluted             253,748              253,748
                                                                         =================    =================


         The accompanying notes are an integral part of these unaudited consolidated financial statements.

                   ADELPHIA COMMUNICATIONS CORPORATION, et al.
                             (DEBTORS-IN-POSSESSION)
                 UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in thousands)

                                                                                            Twenty
                                                                     Month Ended         Months Ended
                                                                  February 29, 2004    February 29, 2004
                                                                  -----------------    -----------------
Cash flows from operating activities:
  Net loss                                                        $         (20,649)   $        (936,900)
   Adjustments to reconcile net loss to net cash
     provided by operating activities:
   Depreciation and amortization                                             76,505            1,496,493
   Amortization of bank financing costs                                       2,112               34,471
   Impairment of long-lived and other assets                                     --               72,134
   Other-than-temporary impairment of investments
     and other assets                                                            --               72,909
   Minority interest in (earnings) losses of subsidiaries - net               1,129              (13,389)
   Equity in losses of affiliates, net                                           85              107,359
   Gain on sale of assets - net                                                  --               (3,864)
   Other non-cash items                                                          --                3,856
   Reorganization expenses due to bankruptcy                                  4,809              148,861
   Non-recurring professional fees, net of amounts paid                         772               24,280
   Change in assets and liabilities:
     Subscriber receivables - net                                             9,193              (14,325)
     Prepaid expenses - net                                                   2,653              (25,084)
     Other assets - net                                                          90              (59,567)
     Accounts payable                                                        (2,205)              44,821
     Subscriber advance payments and deposits                               (29,568)              15,792
     Accrued interest and other liabilities                                 (21,757)             280,531
     Intercompany receivables and payables - net                                835              (13,408)
                                                                  -----------------    -----------------
Net cash provided by operating activities before
   payment of reorganization expenses                                        24,004            1,234,970
Reorganization expenses paid during the period                               (3,297)            (119,317)
                                                                  -----------------    -----------------
Net cash provided by operating activities                                    20,707            1,115,653
                                                                  -----------------    -----------------

Cash flows from investing activities:
   Expenditures for property, plant and equipment                           (71,007)          (1,180,781)
   Cash paid for acquisitions                                                    --               (2,890)
   Changes in restricted cash                                                 5,222              (81,240)
   Investment distributions and contributions - net                          (1,743)              (2,697)
   Related party receivables and payables - net                              (4,700)              24,151
   Other                                                                         --                  118
                                                                  -----------------    -----------------
Net cash used in investing activities                                       (72,228)          (1,243,339)
                                                                  -----------------    -----------------

Cash flows from financing activities:
   Proceeds from debt                                                        30,000              318,000
   Payments of debt                                                          (6,685)             (47,882)
   Payment of debtor in possession bank financing costs                          --              (48,797)
                                                                  -----------------    -----------------
Net cash provided by financing activities                                    23,315              221,321
                                                                  -----------------    -----------------

Change in cash and cash equivalents                                         (28,206)              93,635
Cash and cash equivalents, beginning of period                              264,226              142,385
                                                                  -----------------    -----------------
Cash and cash equivalents, end of period                          $         236,020    $         236,020
                                                                  =================    =================


         The accompanying notes are an integral part of these unaudited consolidated financial statements.

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)

1. ORGANIZATION, BUSINESS AND PROCEEDINGS UNDER CHAPTER 11

      Adelphia Communications Corporation and subsidiaries ("Adelphia" or the "Company") owns, operates and manages cable television systems and other related businesses. Adelphia's operations primarily consist of providing analog and digital cable services, high-speed Internet access and other advanced services over Adelphia's broadband networks. These services are generally provided to residential customers. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia are located in 30 states and Puerto Rico, with large clusters in Los Angeles, Western Pennsylvania, Ohio, Western New York, New England, Florida, Virginia and Colorado Springs.

      Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, including its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia, are included with the exception of those subsidiaries/entities (the "Non-Filing Entities") who did not file voluntary petitions under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") and Century-ML Cable Venture ("CMLCV"), a joint venture of which Adelphia is the managing partner and whose bankruptcy filing is administered separately. The Non-Filing Entities as of February 29, 2004 include Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture, Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary's Television, Inc., Adelphia Brasil, Ltda, STV Communications and Main Security Surveillance, Inc. As of and for the month ended February 29, 2004, the Non-Filing Entities were not significant to the consolidated results of operations, financial position, or cash flows of the filing entities. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by John J. Rigas or his family (the "Rigas Family" or "Rigas Entities").

Bankruptcy Proceedings

      On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (excluding Century Communications Corporation ("Century") which filed on June 10, 2002) (all filing entities, including Century, herein known as the "Debtors" or "Filing Entities"), except for the Non-Filing Entities and CMLCV which filed on September 30, 2002 (see Note 19), filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. The Debtors are operating their business as debtors-in-possession under Chapter 11. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the "U.S. Trustee") appointed a statutory committee of unsecured creditors (the "Creditors' Committee"). In addition, on July 31, 2002, the U.S. Trustee appointed a statutory committee of equity holders (the "Equity Committee" and collectively with the Creditors' Committee, the "Committees"). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company's long-term business plan and plan of reorganization. The Company has received several extensions from the Bankruptcy Court of the period within which to file a plan of reorganization (the "Exclusive Period") and solicit acceptances thereof (the "Solicitation Period"), with the latest extension of the Exclusive Period and the Solicitation Period being through February 17, 2004 and April 20, 2004, respectively. On February 9, 2004, the Debtors filed a motion requesting an additional extension of the Exclusive and Solicitation Periods to April 17, 2004 and June 19, 2004, respectively. On February 5, 2004, the Equity Committee filed a motion to terminate the Debtors' Exclusive and Solicitation Periods. On February 17, 2004, the Rigas Family filed a motion to terminate the Debtors' Exclusive and Solicitation Periods. Other objections have been filed to the Debtors' extension motion by parties in interest in these cases, including by the agents for the pre-petition lenders and certain creditors. Bridge orders were entered by the Bankruptcy Court extending the Exclusive and Solicitation Periods until the hearing is held and a determination by the Bankruptcy Court is made. A hearing to consider these motions is presently scheduled for April 26 and 28, 2004.

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


      On February 25, 2004, the Debtors filed their proposed joint plan of reorganization (the "Plan") and related draft disclosure statement with the Bankruptcy Court and announced that they had received commitments for $8.8 billion in exit financing. A hearing on the Debtors motion seeking approval of the exit financing is scheduled for April 26, 2004. The Debtors are not soliciting acceptances of the Plan at this time, and any such solicitation will be made only after the disclosure statement relating to the Plan has been approved by the Bankruptcy Court. In order to successfully emerge from bankruptcy, the Debtors must, among other things: (1) obtain an order of the Bankruptcy Court approving the disclosure statement as containing "adequate information", (2) solicit the approval of the Plan from the holders of claims against and equity interests in each class that are impaired and not deemed to have rejected the Plan, (3) obtain an order from the Bankruptcy Court confirming the Plan and (4) consummate the Plan. No date for a hearing on the disclosure statement has been scheduled at this time. In order to obtain a confirmation order, the Bankruptcy Court will have to find, among other things, that each class of impaired claims or equity interests has either accepted the Plan or the Plan meets the requirements of the Bankruptcy Code to "cram down" the non-accepting class. In addition, the Bankruptcy Court must find that the Plan meets certain other requirements specified in the Bankruptcy Code. Confirmation of the Plan would resolve, among other things, the Debtors' pre-petition obligations, determine the revised capital structure of the newly reorganized Debtors and provide for their corporate governance following emergence from bankruptcy. There can be no assurance that the Bankruptcy Court will find that the Plan satisfies all requirements necessary for confirmation by the Bankruptcy Court. There also can be no assurance that modifications to the Plan will not be required for confirmation or that such modifications would not necessitate the resolicitation of votes of holders of claims and equity interests. In addition, if the Plan is rejected by certain classes of claims or equity interests, the Bankruptcy Court may or may not confirm it. Adelphia believes that the Plan will be declared effective soon after the Plan is confirmed. However, because the resolution of several matters are conditions to the consummation of the Plan, there can be no assurance as to whether or when the Plan will be confirmed by the Bankruptcy Court, or if confirmed whether or when the Plan will be consummated. While the Plan proposes, among other things, the reorganization of the Debtors and claims against them, it does not address the reorganization of CMLCV.

Bankruptcy Costs and Fees

      In connection with the effectiveness of a plan or plans of reorganization, the Company will incur certain costs and fees. Certain of these expenses will be due once the plan of reorganization is approved by the Bankruptcy Court and include cure costs, financing fees and success fees. The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and Committees upon the Company's emergence from bankruptcy. Currently, these contingent fees are estimated to be between $27,000 to $31,500. As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the accompanying unaudited consolidated financial statements.

Basis of Presentation

      Until a plan or plans of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants' ("AICPA") Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7") and generally accepted accounting principles in the United States of America ("GAAP"). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of February 29, 2004, or the results of its operations or its cash flows for the one and twenty month periods ended February 29, 2004 in conformity with GAAP because the accompanying unaudited consolidated financial statements exclude the financial position, results of operations and cash flows of the Non-Filing entities and CMLCV. Furthermore, the accompanying unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

      The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11 of the Bankruptcy Code, the Company may take, or may be required to take, actions which may cause assets to be

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


realized, or liabilities to be liquidated, for amounts other than those reflected in the accompanying unaudited consolidated financial statements. SOP 90-7 requires that pre-petition liabilities that are subject to compromise be segregated in the unaudited consolidated balance sheet as liabilities subject to compromise and that revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statements of operations. See Note 5 to these unaudited consolidated financial statements for further discussion. As a result of the Company's recurring losses, the Chapter 11 filing and circumstances relating to these events (including the Company's debt structure), actions taken by Rigas management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities Inc. and CitiGroup Global Markets Inc. (formerly known as Salomon Smith Barney, Inc.) as Co-Lead Arrangers (the "DIP Lenders"), for a Debtor-in-Possession Credit Facility (the "DIP Facility"). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern; however, there can be no assurance of this. The Company's ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company's business thereafter will be dependent on the Company's ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company's business from the terms and conditions of such a plan or plans of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company's ability to continue as a going concern.

      The accompanying unaudited consolidated financial statements have been derived from the books and records of the Company. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP. Upon the application of such procedures (i.e., tests for asset impairment), the Company believes that the financial information of the Debtors will be subject to changes, and these changes could be material. The Company's intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", the Company discontinued amortizing its purchased franchise and goodwill intangibles as of January 1, 2002. SFAS No. 142 requires annual testing for impairment of goodwill and indefinite-lived intangible assets (i.e., purchased franchise intangibles), or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed its impairment test of its purchased franchise and goodwill intangible assets. Any adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company's financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Company disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by Rigas management was unreliable. As such, the books and records of the Company from which the accompanying unaudited consolidated financial statements of the Debtors are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

      The Company is reviewing its books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements of the Debtors should be supplemented or otherwise amended. The Company reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. The

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather, a current compilation of the Debtors' books and records. The Company does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein.

      All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

      As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company's Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants/New Management below, PricewaterhouseCoopers, LLP ("PwC"), the Company's independent accountants, has not completed its audit as of and for the years ended December 31, 2003, 2002 and 2001 or its re-audits as of and for the years ended December 31, 2000 and 1999.

Reclassification

      Certain amounts for the twenty months ended February 29, 2004 have been reclassified to conform with the February 29, 2004 monthly presentation.

      In accordance with SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity," the Company has reclassified "Cumulative redeemable exchangeable preferred stock" as a liability in the accompanying unaudited consolidated balance sheet.

Dismissal of Former Independent Public Accountants/New Management

      As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP ("Deloitte"), its former independent public accountants.

      As a result of actions taken by management of the Company during the time that it was controlled by the Rigas family ("Rigas Management"), the Company has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001 or received its independent auditor's report thereon. In addition, the Company has not filed with the Securities and Exchange Commission ("SEC") its Annual Reports on Form 10-K as of and for the years ended December 31, 2002 and 2001. Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2003, June 30, 2003, March 31, 2003, September 30, 2002, June 30, 2002 and March 31, 2002.
As of the date Deloitte was dismissed as the Company's independent accountants, Deloitte had not completed its audit or issued its independent auditors' report with respect to the Company's financial statements as of and for the year ended December 31, 2001. In addition, Deloitte withdrew the audit reports it had issued with respect to the financial statements of the Company and its subsidiaries. The Company is performing a review of its historical books and records, accounting policies and practices and financial statements to determine whether its books and records and financial statements need to be adjusted in light of the actions taken by management of the Company during the time that the Rigas Family held director and officer positions at the Company. Adelphia's current management is actively engaged in preparing restated financial statements for 1999 and 2000, preparing restated financial statements for 2001 (which, although never publicly disclosed, were substantially completed at the time of the discovery of the Rigas mismanagement) and preparing financial statements for 2002 and 2003. In addition, PwC is preparing the audits for the years ended December 31, 2003, 2002 and 2001 and re-audits for the years ended December 31, 2000 and 1999. See Note 3 to these unaudited consolidated financial statements for further information.

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


      On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte's conduct, as well as punitive damages. Deloitte filed preliminary objections to the complaint. On June 11, 2003, the Bankruptcy Court denied Deloitte's preliminary objections in their entirety. On September 15, 2003, Deloitte filed an answer and counterclaims with respect to the Company's complaint and also asserted claims against the Rigas Family. On January 9, 2004, the Company filed an answer to Deloitte's counterclaims and also served discovery requests on Deloitte, including (i) Adelphia's First Set of Document Requests and (ii) a Notice of Deposition of Deloitte's Corporate Designee. Deloitte moved to stay discovery in this action until completion of the U.S. Department of Justice's investigation of certain members of the Rigas family and certain alleged co-conspirators , which Adelphia opposed. The motion became moot as the court effectively stayed discovery for 60 days in that action until the beginning of April 2004.

      Effective March 18, 2003, the Company appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer, who, along with other new members of management, took control of the Company in May 2002. The Company's employment of William Schleyer and Ronald Cooper was approved by the Bankruptcy Court by Orders dated March 4, 2003 and March 7, 2003, respectively. Mr. Schleyer's employment agreement provides that he will be permitted to use the Company's aircraft in accordance with the corporate aircraft policy approved by the Board of Directors, and prohibits personal use of the aircraft. In October 2003, the Board of Directors approved an aircraft policy that provides, among other things, that reimbursed commuting under a timeshare arrangement does not constitute personal use of the aircraft if significant advantages to the Company in terms of time, money, security or productivity may be realized.

2. DEBT AND OTHER OBLIGATIONS

      Due to the commencement of the Chapter 11 filings and the Company's failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise in the accompanying consolidated balance sheet as of February 29, 2004. See Note 4 to these unaudited consolidated financial statements for further information.

DIP Facility

      In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002. The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of the loan parties that is confirmed pursuant to an order of the Bankruptcy Court. The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the DIP Facility. The DIP Facility is secured with a first priority lien on all of Adelphia's unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens. The DIP Facility consists of a $1,300,000 revolving credit facility (the "Tranche A Loan") and a $200,000 loan (the "Tranche B Loan"). Loans under the DIP Facility bear interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or the Adjusted LIBOR Rate, as defined in the DIP Facility, plus 3.5%. On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank (the "Tranche B Loan Proceeds"). The Company pays interest on the Tranche B Loan Proceeds, net of interest income, as defined.

      The terms of the DIP Facility contain certain restrictive covenants, which include limitations on the ability of the loan parties to (i) incur additional guarantees, liens and indebtedness, (ii) sell or otherwise dispose of certain assets and (iii) pay dividends or make other distributions or payments to other loan

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


parties, including without limitation, payment of dividends to Adelphia and the making of certain inter-company advances and loans, subject to certain exceptions set forth in the DIP Facility. The DIP Facility also requires that each designated subsidiary borrowing group of Adelphia and all of the loan parties on a consolidated basis comply with certain financial covenants, regarding the funding of capital expenditures, EBITDA (in the case of the loan parties on a consolidated basis) and EBITDAR (in the case of each designated subsidiary borrowing group of Adelphia). The terms EBITDA and EBITDAR are defined in the DIP Facility. These financial covenants became effective for periods beginning May 1, 2003. The Company believes that it is in material compliance with all of the requirements of the DIP Facility.

      On July 10, 2003 and January 28, 2004, certain loan parties made mandatory prepayments of principal on the DIP Facility in connection with the consummation of certain asset sales. As a result, the total commitment for the entire DIP Facility was reduced to $1,497,751, with the total commitment of the Tranche A Loan being reduced to $1,298,866 and the total commitment of the Tranche B Loan being reduced to $198,885. As of February 29, 2004, $116,866 under the Tranche A Loan has been drawn and letters of credit totaling $18,283 have been issued under the Tranche A Loan, leaving availability of $1,163,717 under the Tranche A Loan. Furthermore, as of February 29, 2004, $198,885 under the Tranche B Loan has been drawn and letters of credit totaling $44,399 have been issued secured by the Tranche B Loan Proceeds. A portion of the restricted cash in the accompanying consolidated balance sheet reflects the Tranche B Loan Proceeds securing letters of credit issued under the Tranche B Loan.

      On March 17, 2004, Amendment No. 13 and Waiver to the DIP Facility ("Amendment No. 13") became effective. Under the terms of Amendment No. 13, the loan parties and the DIP Lenders agreed to, among other things, modify (i) the EBITDA and EBITDAR definitions contained in the DIP Facility to take into account certain reserves and impairment charges that may be recorded and certain losses that may be incurred by the loan parties in connection with the proposed settlement of substantially all existing disputes with TelCove, which settlement remains subject to the approval of the Bankruptcy Court (the "Proposed TelCove Settlement"), (ii) certain financial reporting requirements contained in the DIP Facility and (iii) certain other terms of the DIP Facility required to permit the Company to enter into a new surety program with a nationally recognized surety company, which program remains subject to the approval of the Bankruptcy Court. Certain terms of the Proposed TelCove Settlement are more fully described in Note 19 below. Under the terms of Amendment No. 13, the DIP Lenders also agreed to waive certain covenants, including the asset sale and debt incurrence covenants that would have otherwise restricted the consummation of the Proposed TelCove Settlement. In addition, under the terms of Amendment No. 13, the DIP Lenders agreed to waive certain other provisions of the DIP Facility (and certain related defaults and events of default) to permit the loan parties to make pre-petition payments in connection with the settlement and cure of certain pre-petition obligations. Certain pre-petition payments contemplated by Amendment No. 13 remain subject to the approval of the Bankruptcy Court.

Co-Borrowing Credit Facilities

      As disclosed in the Company's Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas Family. Historically, the Company's financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas Family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company's historical financial statements.

      As discussed in Note 1, at this time, PwC has not completed its audits of the Company's financial statements as of and for the years ended December 31, 2003, 2002 and 2001 and the Company is engaged in preparing restated financial statements as of and for the years ended December 31, 2001, 2000 and 1999. As disclosed in its Current Reports on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company's indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas Family for which subsidiaries of the Company are

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding receivable from such Rigas Entities reflected as a reduction in stockholders' equity. Since consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company's financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in stockholders' equity for the corresponding receivable reflected in the accompanying unaudited financial statements has yet to be finalized. The final accounting treatment may result in a materially different treatment from that presented herein.

      On July 6, 2003, the Creditors' Committee filed an adversary proceeding against the Debtors' Pre-Petition Agents and Pre-Petition Secured Lenders (collectively, the "Defendants") on behalf of the Debtors and their estates seeking, among other things, to: (i) recover as fraudulent transfers the principal and interest paid by the Debtors to the Defendants; (ii) avoid as fraudulent transfer obligations the Debtors' obligation, if any, to repay the Defendants; (iii) recover damages for breaches of fiduciary duties to the Debtors and for aiding and abetting fraud and breaches of fiduciary duties by the Rigas Family; (iv) equitably disallow, subordinate or re-characterize each of the Defendants' claims in the Debtors' bankruptcy proceedings; (v) avoid and recover certain preferential transfers made to certain of the Defendants; and
(vi) recover damages for violations of the Bank Holding Company Act. On July 29, 2003, the Bankruptcy Court entered a Stipulation and Order Regarding (a) the Creditors' Committee's Motion for Leave to Prosecute Claims and Causes of Action Against the Defendants, (b) the Equity Committee's Motion to Intervene in the Adversary Proceeding and (c) the Pre-Petition Agents' Responses in Opposition to the Motion of the Creditors' Committee and the Equity Committee and Alternative Motions to Dismiss the Creditors' Committee's Complaint. On July 31, 2003, the Equity Committee filed a motion seeking authority to file additional claims against the Pre-Petition Lenders. By decision and order of the Bankruptcy Court, on August 5, 2003, the Bankruptcy Court determined that the Creditors' Committee had met the applicable legal standards to assert claims on behalf of the Debtors. On or about October 3, 2003, certain of the Defendants filed objections to the Creditors' Committee's motion seeking standing to pursue the adversary proceeding filed against the Defendants. On or about January 13, 2004, the Creditors' Committee filed its memorandum of law in opposition to objections to standing and motions to dismiss.

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


Parent and Subsidiary Debt

      The following information is an update of certain disclosures relating to the book value of the Company's debt, as reflected on its books and records, included in Note 4 to Adelphia's consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000. The book value of such indebtedness does not necessarily reflect the amount of the claim of the holders' of such indebtedness in the Company's bankruptcy proceeding.

   Parent Debt:                                                               February 29,
                                                                                  2004
                                                                              ------------
9 1/4% Senior Notes due 2002                                                  $    325,000
8 1/8% Senior Notes due 2003                                                       149,817
10 1/2% Senior Notes due 2004                                                      150,000
7 1/2% Senior Notes due 2004                                                       100,000
10 1/4% Senior Notes due 2006                                                      487,698
9 7/8% Senior Notes due 2007                                                       348,417
8 3/8% Senior Notes due 2008                                                       299,438
7 3/4% Senior Notes due 2009                                                       300,000
7 7/8% Senior Notes due 2009                                                       350,000
9 3/8% Senior Notes due 2009                                                       497,048
10 7/8% Senior Notes due 2010                                                      745,316
10 1/4% Senior Notes due 2011                                                    1,000,000
6 % Convertible Subordinated Notes due 2006                                      1,024,924
3 1/4% Convertible Subordinated Notes due 2021                                     978,253
9 7/8% Senior Debentures due 2005                                                  129,286
9 1/2% Pay-In-Kind Notes due 2004                                                   31,847
                                                                              ------------

  Total parent debt                                                           $  6,917,044
                                                                              ------------

Subsidiary Debt:

Notes to banks                                                                $  3,970,532
DIP Facility                                                                       315,750
10 5/8% Senior Notes of Olympus due 2006                                           202,243
11% Senior Subordinated Notes of FrontierVision Due 2006                           207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007                  244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007                   89,953
Zero Coupon Senior Discount Notes of Arahova due 2003                              412,601
9 1/2% Senior Notes of Arahova due 2005                                            250,590
8 7/8% Senior Notes of Arahova due 2007                                            245,371
8 3/4% Senior Notes of Arahova due 2007                                            219,168
8 3/8% Senior Notes of Arahova due 2007                                             96,046
8 3/8% Senior Notes of Arahova due 2017                                             94,924
Senior Discount Notes of Arahova due 2008                                          348,086
Other subsidiary debt and capital leases                                           172,446
                                                                              ------------

   Total subsidiary debt                                                      $  6,870,302
                                                                              ------------

   Total parent and subsidiary debt, exclusive of co-borrowing credit
       facilities                                                               13,787,346
   Debt under co-borrowing credit facilities attributable to Rigas Entities      2,846,156
                                                                              ------------
                                                                              $ 16,633,502
                                                                              ============

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


      In connection with the Company's ongoing review of its books and records and other information, an adjustment was made for liabilities subject to compromise regarding classification of leases. For purposes of this report only, leases which are being paid on a current basis, have not been treated as liabilities subject to compromise.

      Total parent and subsidiary debt, exclusive of debt under co-borrowing credit facilities attributable to Rigas Entities, of $13,787,346 consists of liabilities subject to compromise of $13,421,601, bank financing under the DIP Facility of $315,750 and capital leases of $49,995.

   Weighted average interest rate payable by subsidiaries
      under credit agreements with banks                              4.81%

      On December 29, 2003, certain holders of prepetition convertible subordinated debt issued by Adelphia Communications Corporation ("ACC") and the Bank of New York, as trustee with respect to such debt, filed a lawsuit against ACC seeking, among other things, a declaratory judgment stating that under the provisions of the applicable indentures, such holders are entitled to receive and retain their pro rata portion of payment on their claims to the extent that distributions are made to ACC's senior note holders in the form of Common Stock under any plan proposed in the chapter 11 cases. On February 6, 2004, ACC filed an answer denying the substantive allegations in the plaintiffs' complaint. On February 9, 2004, the plaintiffs moved for summary judgment in connection with their request for relief. The Creditors' Committee has intervened in the adversary proceeding and moved to dismiss the complaint on the basis that it presents no case or controversy and thus is not ripe for adjudication. In the alternative, the Creditors' Committee has sought to stay the proceedings until all necessary parties have been joined or until the confirmation date of the Debtors' plan of reorganization. On March 17, 2004 Adelphia cross moved for summary judgment and asserted that distributions of capital stock on account of claims related to the subordinated notes are not exempt from subordination under the applicable indenture provisions. The trustee of the senior debt issued by ACC has also sought leave to intervene in the action. A hearing is scheduled for March 31, 2004.

Interest Expense

      Interest expense totaled $31,712 and $681,610 for the one and twenty month periods ended February 29, 2004, respectively, of which $11,892 and $263,645 is attributable to the Rigas Entities under co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11 of the Bankruptcy Code, the amount of interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and twenty month periods ended February 29, 2004 is $93,334 and $1,918,436, respectively.

Other

      By order dated August 7, 2003, the Bankruptcy Court ordered that the Rigas family could cause the Rigas Entities to pay on their behalf certain defense costs, not to exceed $15,000 in the aggregate. The order does not require any Debtor to advance funds of any Debtor's estate for such defense costs. Adelphia and the Creditors' Committee both appealed the order. The United States District Court for the Southern District of New York temporarily stayed the order. On September 2, 2003, the Bankruptcy Court approved a stipulation and order (the "Rigas Stipulation") between the Debtors, the Rigas Family and certain other parties that allowed the Rigas Entities to advance up to $15,000 in defense costs to the Rigas Family, acknowledged that certain Rigas Entities were in default under certain co-borrowing facilities and delegated certain management rights to the Company with respect to the Rigas Entities. On February 18, 2004, the Bankruptcy Court approved the request of the Rigas Family for an additional $12,800 for criminal defense costs only (the "February 18 Rigas Order"). The Debtors and Creditors' Committee appealed the February 18 Rigas Order. A hearing on the appeal has not been set. As of February 29, 2004, the Rigas Entities had advanced $11,046 to the Rigas Family for defense costs in accordance with the Rigas Stipulation.

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


3. CORRECTION IN ACCOUNTING POLICIES AND PRACTICES / PROVISION FOR ACCOUNTING CHANGES

      Effective January 1, 2003, the Company, as part of its ongoing review of its historical books and records and its financial statements, corrected certain of its erroneous accounting policies and practices for Property, Plant and Equipment ("PP&E") relating to the capitalization of labor, labor-related costs, certain overhead costs, and certain materials (collectively, "Capitalized Costs") used in the maintenance of its cable systems. The erroneous capitalization of costs that were corrected included, among other things, Capitalized Costs for service calls and normal, ongoing maintenance to cable systems. Some of the items that had been capitalized included system electrical power, converter repairs, equipment repairs and maintenance contracts. The Company believes that the corrections were necessary in order to be in compliance with GAAP. At the time the Company filed its current report on Form 8-K dated February 25, 2003, the Company was still evaluating Capitalized Costs related to installation activities and internal construction (collectively, "Capitalized Installation and Construction Activities"). In April 2003, the Company corrected its erroneous accounting policies and practices related to Capitalized Installation and Construction Activities and recorded an adjustment of approximately $15,000 in the April 2003 accounting month to correct for these errors for the months of January through March 2003. These errors included the incorrect capitalization of reconnect and disconnect activities, which are prohibited by GAAP, as well as the improper capitalization or overcapitalization of certain overhead costs. This adjustment had the effect of increasing expenses and reducing capital expenditures in April 2003.

      The Company has not restated previously filed Adelphia Monthly Operating Reports and has not completed its review and analysis of its new accounting policies and practices for PP&E relating to Capitalized Costs, including Capitalized Installation and Construction Activities, on the financial statements for the years ended December 31, 2003, 2002, 2001, 2000 and 1999. However, the Company has recorded total adjustments of $144,000 in 2002 for estimated corrections in accounting polices and practices, comprised of (i) a May 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, (ii) a December 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, and (iii) an estimated provision for accounting changes of $51,000 in June 2002 and $8,500 per month from July 2002 through December 2002.

      The Company estimates that the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E will materially increase expenses and decrease capital expenditures as compared to the accounting policies and practices of the Company under Rigas Management. The impact of the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E on the Company's results of operations will vary based upon levels of activities. Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E for 2003, 2002, 2001, 2000 and 1999 have not yet been finalized. The impact of these changes and any other further changes will likely be material.

      Additionally, management has not completed its overall review of the Company's historical books and records, accounting policies and practices and financial statements, and accordingly, the Company may record additional adjustments for corrections in erroneous accounting policies and practices in addition to those adjustments already recorded for PP&E, and such adjustments may be material.

      PwC has not completed its audit of the Company's books for any period and their audit could result in further adjustments to the Company's results of operations and those adjustments could be material.

4. LIABILITIES SUBJECT TO COMPROMISE

      As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as a debtor-in-possession under Chapter 11 of the Bankruptcy Code since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


      Due to the commencement of the Chapter 11 cases and the Company's failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations.As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan or plans of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. However, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia's motions to pay certain pre-petition obligations including, but not limited to, employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may assume or reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Unless otherwise agreed to by the parties, the cost of curing any pre-petition executory contract or unexpired lease is borne by the Debtors. Any damages resulting from the rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. By order dated October 24, 2003 (the "Bar Date Order"), the Bankruptcy Court established a bar date for filing proofs of claim against the Debtors' estates of January 9, 2004 at 5:00 P.M. (Eastern Time). A bar date is the date by which proofs of claims must be filed if a claimant disagrees with how such claimant's claim appears on the Debtor's Schedules of Liabilities. The Company provided notice to all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. The aggregate amount of claims filed with the Bankruptcy Court far exceeds the Debtors' estimate of ultimate liability. The Debtors believe that many of these claims are duplicative, based upon contingencies that have not occurred, or otherwise are overstated, and are therefore invalid. Differences between amounts recorded by the Debtors and claims filed by creditors are being investigated and resolved in connection with the Debtors' claims resolution process. That process has commenced and, in light of the number of claims asserted, will take significant time to complete. Accordingly, the ultimate number and allowed amounts of such claims are not presently determinable. On July 31, 2003, each Debtor filed with the Bankruptcy Court its Schedules of Liabilities and Statement of Financial Affairs. On or about October 8, 2003, each Debtor filed its First Amendment to its Schedules of Liabilities and Statement of Financial Affairs. On or about October 24, 2003, certain of the Debtors filed a Second Amendment to their respective Schedules of Liabilities. Between February 27 and March 1, 2004, each Debtor filed its Schedules of Assets and February 2004 Amendments to Schedules of Liabilities and Executory Contracts and February 2004 Amendments to the Statement of Financial Affairs. Pursuant to the Bar Date Order, any claimant whose claim was effected by this amendment has thirty days from the date upon which they receive notice thereof to file a proof of claim.

      As of February 29, 2004, the Company had liabilities subject to compromise of $46,303,120. Liabilities subject to compromise have been reported in accordance with SOP 90-7. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

      Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5. NON-RECURRING PROFESSIONAL FEES AND REORGANIZATION EXPENSES DUE TO BANKRUPTCY

      The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company's reorganization and have been incurred in response to the actions taken by Rigas Management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the accompanying unaudited consolidated statements of operations. Based on the Company's interpretation of SOP 90-7, only those fees directly related to the

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

6. ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES

      To the Company's knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers' compensation and disability insurance policies, required to be paid are fully paid as of February 29, 2004.

      As stated in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities. Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.

7. PREFERRED STOCK

      In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases. Had the Company not filed voluntary petitions under Chapter 11 of the Bankruptcy Code, preferred stock dividends would have been $5,750 and $115,000 for the respective one and twenty month periods ended February 29, 2004.

         On August 11, 2003, the Debtors initiated an adversary proceeding against the holders of various series of preferred stock of Adelphia (the "Preferred Stockholders"), seeking, among other things, to enjoin the Preferred Stockholders from exercising certain purported rights to elect directors to the Board of Directors due to Adelphia's failure to pay dividends and alleged breaches of debt-like covenants contained in the Certificates of Designations relating to the preferred stock. On August 13, 2003, certain of the Preferred Stockholders filed an action in the Delaware Chancery Court seeking a declaratory judgment of their purported right to appoint two directors to the Board of Directors (the "Delaware Action"). On August 13, 2003, the Bankruptcy Court granted the Debtors a temporary restraining order, which, among other things, stayed the Delaware Action and temporarily enjoined the Preferred Stockholders from exercising their purported rights to elect directors to the Board of Directors. Thereafter, the Delaware Action was withdrawn.

8. INTERCOMPANY RECEIVABLES AND PAYABLES

      The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia's majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company. The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables balance included in liabilities in the accompanying unaudited consolidated balance sheet. Intercompany payables have been segregated between pre- and post- bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero as the Non-Filing Entities and CMLCV have not been included in the accompanying consolidated financial statements, as discussed in Note 1.

9. RELATED PARTY RECEIVABLES AND PAYABLES

      Related party receivables and payables represent advances to and payables from certain related parties, including TelCove and entities owned and/or controlled by the Rigas Family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the accompanying unaudited consolidated balance sheet. Related party payables have been segregated between pre- and post-bankruptcy petition, and none of the related party balances have been collateralized. Management is continuing to evaluate the recoverability of related party receivables and may record reserves against such receivables in the future.

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


10. CASH AND CASH EQUIVALENTS AND RESTRICTED CASH

      The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.

      As of February 29, 2004, the Company has restricted cash of $44,399 relating to proceeds from the Tranche B Loan which are subject to issued letters of credit. In addition, as required by an agreement with the Company's insurance provider, the Company has restricted cash for the payment of franchise obligations in the amount of $27,952. Also included in restricted cash is $7,873 related to revenue received from customers which was placed in trust as a result of a dispute arising from the acquisition of certain cable systems from Verizon Media Ventures, Inc.. The remainder of the restricted cash balance consists of cash collateral supporting obligations under certain of the Company's franchise agreements and surety bonding obligations.

11. SUBSCRIBER RECEIVABLES

      Subscriber receivables consist of monthly amounts due from the Company's customers and are reported net of allowance for doubtful accounts of $12,881.

12. PREPAID EXPENSES AND OTHER ASSETS - NET

      Included in other assets - net are unamortized deferred financing fees of $154,979 relating to pre-petition debt obligations. Such amounts are not currently being amortized. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be reflected in the statement of operations.

13. OTHER-THAN-TEMPORARY IMPAIRMENT OF INVESTMENTS, LONG-LIVED ASSETS AND CERTAIN OTHER ASSETS

      As discussed in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the years ended December 31, 2003, 2002 and 2001 or its re-audit as of and for the years ended December 31, 2000 and 1999. The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999. The adjustments may be material to these periods.

      Listed below are certain investments and other assets for which (with the exception of property, plant and equipment and intangible assets) the Company has recorded an asset impairment charge during the twenty month period ended February 29, 2004. All adjustments to be made to prior periods as a result of the Company's restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the years ended December 31, 2003, 2002 and 2001 and the re-audits as of and for the years ended December 31, 2000 and 1999.

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


      The tables below present the impairment of long-lived and other assets and other than temporary impairment of investments and other assets that have been recorded by the Company since July 1, 2002.


                                                                   Twenty Months
                                                                      Ended
                                                                    February 29,
                                                                       2004
                                                                   -------------
Impairment of Long-Lived and Other Assets:
Internal Operations, Call Center and Billing System                $      63,910
Competitive Local Exchange Carriers                                        8,224
                                                                   -------------
                                                                   $      72,134
                                                                   =============

Other-than-Temporary Impairment of Investments and Other Assets:
Buffalo Sabres                                                            68,612
Interactive Digital TV Investments                                         1,697
Praxis Capital Ventures, L.P.                                              2,600
                                                                   -------------
                                                                   $      72,909
                                                                   =============

Internal Operations, Call Center and Billing System

      From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as "Convergence." After careful evaluation of the functionality and usability of Convergence, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the abandonment of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. The Company's remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Closure of the Competitive Local Exchange Carriers ("CLECs")

      In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company's CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company's Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $20,000 was depreciated over its estimated remaining useful life beginning in November 2002 through April 2003. Furthermore, in November 2002, the Company recognized an additional impairment of $6,873 on certain of its CLEC assets that are expected to be sold and recorded a reserve on its CLEC trade accounts receivables of $1,351.

Buffalo Sabres

      As disclosed in the Company's Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. ("NFHLP"), a Delaware limited partnership owned by the Rigas Family. Among other assets, NFHLP owned the Buffalo Sabres, a National Hockey League team. The Company made approximately $165,000 of loans and advances, including accrued interest, to NFHLP and its subsidiaries. In November 2002, the Company recognized impairments of those loans and advances of $31,447. On January 13, 2003, NFHLP and certain of its subsidiaries (the "Niagara Debtors") filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Western District of New York (the "NFHLP Bankruptcy Court").

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


      On or about March 13, 2003, certain of the Niagara Debtors entered into an Asset Purchase Agreement with Hockey Western New York LLC for the sale of certain assets and assumption of certain liabilities of NFHLP. In March 2003, the Company recognized an additional impairment of $37,922 as a result of the then pending sale of certain assets, including the Buffalo Sabres, and assumption of certain liabilities of NFHLP. On April 23, 2003, the sale was completed. The Company did not recover any of its loans and advances in NFHLP from such sale. The March 2003 impairment charge, combined with the November 2002 charge, and with anticipated adjustments related to restatement of the Company's prior year financial statements, completely wrote off the Company's loans and advances in NFHLP and its subsidiaries. On or about August 14, 2003, the NFHLP Bankruptcy Court approved the Niagara Debtors' Disclosure Statement. On September 25, 2003, the NFHLP Bankruptcy Court approved the NFHLP joint plan of liquidation. The Niagara Debtors filed a complaint, dated November 4, 2003, against, among others, the Company and the Creditors' Committee seeking to enforce certain purported rights against the Company and the Creditors' Committee related to the waiver of the Company's claims. One of the Niagara Debtors' prepetition lenders, which is also a defendant in the lawsuit, has filed a cross-claim against the Company and the Creditors' Committee. A hearing on the complaint or the cross-complaint has not been scheduled.

Interactive Digital TV Investments

      The Company has investments in interactive digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary.

Praxis Capital Ventures, L.P.

      As disclosed in the Company's Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC ("Praxis Capital"), a Delaware limited liability company and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P. ("PCVLP"), a Delaware limited partnership in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company's portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. The Company has recorded reserves totaling $2,600 related to PCVLP. The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market. By order dated October 20, 2003, the Debtors rejected the partnership agreement with Praxis Capital.

      Peter L. Venetis, the son-in-law of John J. Rigas and a former director of the Company, is the managing director of Praxis Capital Management, LLC.

Devon Mobile Communications, L.P.

      The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., ("Devon Mobile"), a Delaware limited partnership which, through its subsidiaries, holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as TelCove in January 2002. In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understood that its former subsidiary, TelCove, elected to terminate certain services significant to Devon Mobile's operations. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court (the "Devon Bankruptcy Court") on August 19, 2002. In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional impairments of $51,087, which related primarily to the Company's guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and an incremental investment in Devon Mobile that is expected to result from the Company's restatement of prior year financial information. All such impairments are included in equity in losses of affiliates - net in the accompanying unaudited consolidated statements of operations. As of November 2002, the Company has fully reserved for its investment and

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


receivables in Devon Mobile. On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations (collectively, the "Company Claims"). On June 23, 2003, Devon filed a disclosure statement for the joint plan of liquidation (the "Disclosure Statement"). On or about July 25, 2003, the Devon Bankruptcy Court approved the Disclosure Statement. By order dated October 1, 2003, the Devon Bankruptcy Court confirmed Devon's first amended joint plan of liquidation. According to the Disclosure Statement, Devon Mobile and the Official Committee of Unsecured Creditors appointed in the Devon Mobile chapter 11 cases disagree with the Company Claims and intend to file an objection seeking an order eliminating such claims in their entirety. As of the date hereof, Devon Mobile has not objected to the Company Claims.

Property, Plant and Equipment, and Intangible Assets

      As stated previously, the Company's property, plant and equipment and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment and intangible assets at December 31, 2003, 2002, 2001, 2000 and 1999, as well as results of operations for the periods then ended.

      As more fully discussed in Note 3, the Company has corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for Capitalized Costs and Capitalized Installation and Construction Activities for the fourteen months ended February 29, 2004. The Company is continuing its review of the historical books and records and other information; accordingly, these issues should not be considered the only issues related to these assets that are under evaluation by the Company, and the Company reserves the right to amend, update or supplement this information.

14. NET LOSS PER WEIGHTED AVERAGE SHARE OF COMMON STOCK

      Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company's preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company's convertible preferred stock and outstanding stock options do not have a dilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a dilutive effect on earnings per share.

15. SUPPLEMENTAL CASH FLOW INFORMATION

      Cash payments for interest were $31,055 and $627,031 for the one and twenty month periods ended February 29, 2004, respectively. Included in these amounts are cash payments made by the Company on behalf of the Rigas family entities of $12,716 and $274,887 for the one and twenty month periods ended February 29, 2004, respectively, for interest on the co-borrowing credit facilities. Such payments are included in the related party receivables and payables, net in the accompanying unaudited consolidated statements of cash flows.

16. EBITDA

      The following is a summary of Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") from the accompanying unaudited consolidated statements of operations for the one and twenty month periods ended February 29, 2004. EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. Management believes that EBITDA provides an alternative measure that is useful in evaluating the Company's liquidity. EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

      Presented below is a reconciliation of EBITDA to net loss and net cash provided by operating activities as presented in the accompanying unaudited consolidated financial statements.

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


      Reconciliation of EBITDA to Net Loss Applicable to Common Stockholders


                                                                        Twenty
                                                  Month Ended        Months Ended
                                              February 29, 2004    February 29, 2004
                                              -----------------    -----------------
EBITDA                                        $          87,568    $       1,241,168

Adjustments to reconcile EBITDA to net loss
  applicable to common stockholders:
 Depreciation and amortization                          (76,505)          (1,496,493)
 Interest expense                                       (31,712)            (681,610)
 Income tax benefit                                          --                   35
                                              -----------------    -----------------
Net loss applicable to common stockholders    $         (20,649)   $        (936,900)
                                              =================    =================

      Reconciliation of EBITDA to Net Cash Provided by Operating Activities

                                                                                Twenty
                                                            Month Ended      Months Ended
                                                            February 29,     February 29,
                                                                2004            2004
                                                           -------------    -------------
EBITDA                                                     $      87,568    $   1,241,168

Adjustments to reconcile EBITDA to net cash
    provided by operating activities:
Amortization of bank financing costs                               2,112           34,471
Impairment of long-lived and other assets                             --           72,134
Other-than-temporary impairment of investments
    and other assets                                                  --           72,909
Minority interest in earnings (losses) of subsidiaries -
    net                                                            1,129          (13,389)
Equity in losses of affiliates, net                                   85          107,359
Gain on sale of assets - net                                          --           (3,864)
Other non-cash items                                                  --            3,856
Reorganization expenses due to bankruptcy                          4,809          148,861
Non-recurring professional fees, net of amounts paid                 772           24,280
Change in Assets and Liabilities:
    Subscriber receivables - net                                   9,193          (14,325)
    Prepaid expenses - net                                         2,653          (25,084)
    Other assets - net                                                90          (59,567)
    Accounts payable                                              (2,205)          44,821
    Subscriber advance payments and deposits                     (29,568)          15,792
    Accrued interest and other liabilities                       (21,757)         280,531
    Intercompany receivables and payables - net                      835          (13,408)
Reorganization expenses paid during the period                    (3,297)        (119,317)
Interest expense                                                 (31,712)        (681,610)
Income tax benefit                                                    --               35
                                                           -------------    -------------
Net cash provided by operating activities                  $      20,707    $   1,115,653
                                                           =============    =============

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


17. TELCOVE SPIN-OFF AND BANKRUPTCY PROCEEDINGS

      Adelphia Business Solutions, Inc., which currently conducts business under the name TelCove ("TelCove"), was a consolidated subsidiary of Adelphia as of December 31, 2001. TelCove owns, operates and manages entities which provide competitive local exchange carrier ("CLEC") telecommunications services. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of TelCove owned by Adelphia to holders of Adelphia's Class A and Class B common stock (the "Spin-off"). As a result of the Spin-off, the Rigas Family holds a majority of the total voting power of TelCove common stock. The distribution of TelCove common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of TelCove. On March 27, 2002, TelCove and certain of its direct subsidiaries filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). On December 19, 2003, the Bankruptcy Court entered an order confirming TelCove's Modified Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated December 18, 2003.

      Prior to the TelCove Spin-off (and in some circumstances following the TelCove Spin-off), Adelphia and TelCove (i) shared certain collocation space, real property interests, fiber-optic cable assets, strands and network infrastructure and related equipment (collectively, the "Shared Assets"); (ii) engaged in joint undertakings, including the construction and overlash of fiber-optic cable networks and facilities, necessary for the construction and operation of a telecommunications network and cable network; and (iii) provided one another with certain services that are or were crucial to the operation of each other's businesses (the "Shared Services").

      In order to reduce Adelphia's dependence on TelCove for access to the Shared Assets and Shared Services as well as to gain operational independence from TelCove and validate and memorialize the ownership of the Shared Assets, on December 3, 2003, the Debtors and TelCove entered into a Master Reciprocal Settlement Agreement pursuant to which the parties, among other things, memorialized their agreement relating to their ownership and use of the Shared Assets. Such Master Reciprocal Settlement Agreement is subject to Bankruptcy Court approval.

      In the TelCove Plan and the related disclosure statement, TelCove alleges that it has substantial claims against Adelphia (the "Alleged Claims"). The Alleged Claims include, but are not limited to: (1) piercing the corporate veil and/or substantive consolidation allegedly due to the manner in which Adelphia and TelCove conducted their businesses; (2) preference and/or fraudulent conveyance claims aggregating approximately $228,000 and associated with the December 2000 and October 2001 purchase of certain TelCove CLEC assets by Adelphia; (3) a $42,000 claim for the alleged misappropriation of proceeds from a partnership controlled by an indirect non-Debtor subsidiary of TelCove and two entities affiliated with a third-party electric utility ("PECO") through the deposit of funds by PECO into Adelphia's cash management system; (4) the disallowance of Adelphia's super-priority secured claims against TelCove in connection with Adelphia's provision of $15,000 in debtor in possession financing to TelCove (the "Adelphia DIP Facility Claims"), in addition to TelCove's claims against Adelphia associated with the alleged losses and damages TelCove purportedly suffered as a result of its need to obtain alternative DIP financing; and (5) up to $500,000 associated with TelCove's borrowings under the Century Credit Facility because either the amounts have allegedly been repaid or because TelCove was allegedly forced to incur such liability by Adelphia and the borrowings were purportedly used by Adelphia and not TelCove. In the aggregate, TelCove asserts that the Alleged Claims against Adelphia total more than $1 billion. Adelphia has engaged BDO Seidman LLP, as special forensic accountants, to assist Adelphia in connection with its investigation of the Alleged Claims.

      On November 25, 2003, Adelphia filed a proof of claim for administrative expenses against TelCove in the approximate amount of $71,000 (collectively, "Adelphia's Administrative Claims"). Adelphia's Administrative Claims include, but are not limited to: (i) a claim for TelCove's utilization of Adelphia's fiber network, conduit, overlash rights, land usage, collocation space, power, and network maintenance services; (ii) a claim relating to services rendered by Adelphia to TelCove under a certain shared services agreement between the parties; (iii) the Adelphia DIP Facility Claim; and (iv) a circuit refund claim related

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


to Adelphia's overpayment to TelCove for its use of TelCove's telecommunications network through certain circuits. In connection with seeking confirmation of the TelCove Plan, TelCove filed a motion with the Bankruptcy Court seeking to estimate Adelphia's Administrative Claims at no more than $1,000 for allowance and distribution purposes. Although Adelphia contested this motion, following a two-day hearing, the Bankruptcy Court estimated Adelphia's Administrative Claims at no more than $2,700 for purposes of determining feasibility of and establishing appropriated distribution reserves under the TelCove Plan. The Bankruptcy Court also ordered TelCove and Adelphia to continue to engage in settlement discussions regarding the claims and disputes between them, which the parties have continued to do.

      On February 21, 2004, the parties executed a global settlement agreement (the "Global Settlement") which resolves, among other things, the Alleged Claims, Adelphia's Administrative Claims, and TelCove's alleged counterclaims and defenses thereto. The Global Settlement provides that on the closing date, ACC will transfer to TelCove certain settlement consideration, including, $60,000 in cash, plus an additional payment of up to $2,500 related to certain outstanding payables, as well as certain vehicles, real property and intellectual property licenses used in the operation of TelCove's businesses. Additionally, the parties will execute various annexes to the Global Settlement which provide, among other things, for (i) a five-year business commitment to TelCove by ACC; (ii) future use by TelCove of certain fiber capacity in assets owned by ACC and (iii) the mutual release by the parties from any and all liabilities, claims and causes of action which either party has or may have against the other party. Finally, the Global Settlement provides for the transfer by ACC to TelCove of certain CLEC market assets together with the various licenses, franchises and permits related to the operation and ownership of such assets. The Global Settlement remains subject to approval of the lenders under the DIP Facility as well as Bankruptcy Court approval. There can be no assurance that both of these conditions will be satisfied or that the Global Settlement will be consummated. The Company is in the process of evaluating the impact of the Global Settlement on the accompanying unaudited consolidated financial statements. The Company believes that such impact could be significant. A hearing before the Bankruptcy Court to consider and authorize the Debtors to enter into the Global Settlement is scheduled for March 23, 2004.

18. CENTURY-ML CABLE VENTURE BANKRUPTCY FILING

      On September 30, 2002, CMLCV, a 50/50 joint venture between Century and ML Media Partners, L.P. ("ML Media") filed a voluntary petition to reorganize under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. This bankruptcy proceeding is administered separately from that of Adelphia. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund foreseeable operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV's subsidiary, Century-ML Cable Corporation, which serves communities in Puerto Rico.

      CMLCV, since October 2002, has been filing a separate monthly operating report with the Bankruptcy Court. As more fully disclosed in CMLCV's separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, L.P. ("Highland"), a Rigas Family partnership. In connection with the parties' December 13, 2001 Leveraged Recapitalization Agreement ("Recap Agreement"), there is a pre-petition dispute relating primarily to an alleged secured obligation in the amount of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV, as well as interest and other amounts that may result from the outcome of this litigation, or Century may be required to surrender its 50% ownership in CMLCV to ML Media. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Bankruptcy Court; (i) denied all of the parties' motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Bankruptcy Court (ii) found "as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default." The Bankruptcy Court granted summary judgment only to such extent.

                  ADELPHIA COMMUNICATIONS CORPORATION, et. al.
                             (DEBTORS-IN-POSSESSION)
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


      In a decision and order dated March 31, 2003, the Bankruptcy Court denied ML Media's request to become manager of CMLCV's cable systems. In a decision and order dated April 21, 2003, the Bankruptcy Court denied ML Media's motion to dismiss the CMLCV bankruptcy petition, rejecting ML Media's claim that Century improperly filed the petition without ML Media's consent. On September 5, 2003, the Bankruptcy Court heard oral argument on ML Media's motions for summary judgment on, and dismissal of, the counterclaims brought by Adelphia and CMLCV to avoid the Recap Agreement. No ruling has yet been issued in connection with these motions. On September 17, 2003, the Bankruptcy Court entered an order authorizing Adelphia's and Century's rejection of the Recap Agreement.

      On May 12, 2003, the Bankruptcy Court directed ML Media, Century, Adelphia and Highland to enter into mediation to resolve the dispute. Settlement discussions between Adelphia and ML Media are continuing.

      No accrual for the outcome of the above described litigation is included in the accompanying unaudited financial statements.

      By order dated December 2, 2003, the Bankruptcy Court established a bar date for filing proofs of claim against CMLCV's estate of January 15, 2004 at 5:00 P.M. (Eastern Time).

19. CUSTOMERS

     The table below provides information on the number of basic customers, digital customers and high speed internet customers for the Debtors, the Non-Filing Entities, which includes customers in Brazil and Puerto Rico, and the Rigas Entities. As further described in its Current Report on Form 8-K filed May 25, 2003, the Company corrected the methodology for calculating customers previously used; therefore, the customer data set forth below may not be comparable to customer data reported prior to such correction.

                                                              Non-Filing and
                                          Filing Entities     Rigas Entities       Total
                                          ---------------     --------------     -----------
FEBRUARY 29, 2004:
 Basic customers                                4,999,926            425,891       5,425,817
 Digital customers                              1,796,109            148,530       1,944,639
 High speed internet customers                  1,031,339             68,392       1,099,731
                                          ---------------     --------------     -----------

 Total revenue generating units                 7,827,374            642,813       8,470,187
                                          ===============     ==============     ===========

JANUARY 31, 2004:
 Basic customers                                5,012,639            427,509       5,440,148
 Digital customers                              1,797,942            148,587       1,946,529
 High speed internet customers                    984,876             66,355       1,051,231
                                          ---------------     --------------     -----------

 Total revenue generating units                 7,795,457            642,451       8,437,908
                                          ===============     ==============     ===========


20. BANKRUPTCY COURT REPORTING SCHEDULES

      The Bankruptcy Court reporting schedules included in this report beginning on page 25 are for the period from February 1 through February 29, 2004 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES
                                     SUMMARY

                                                         For the
                                                       Month Ended
                                                    February 29, 2004    Reference
                                                    -----------------   -----------
Gross wages paid                                    $      54,626,282   Schedule I
Employee payroll taxes withheld                            13,103,218   Schedule I
Employer payroll taxes due                                  5,695,428   Schedule I
Payroll taxes paid*                                        18,375,324   Schedule II*
Sales and other taxes due                                   6,979,684   Schedule III
Gross taxable sales                                        88,459,151   Schedule III
Real estate and personal property taxes paid                  855,822   Schedule IV
Sales and other taxes paid                                  6,412,651   Schedule V
Cash disbursements                                        378,691,816   Schedule VI
Insurance coverage                                                N/A   Schedule VII


* The amount reported above for payroll taxes paid is based upon the date paid and not the date due.

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE I
             COURT REPORTING SCHEDULES FOR PAYROLL AND PAYROLL TAXES
                      FOR THE MONTH ENDED FEBRUARY 29, 2004


--------------------------------------------------------------------------
                         Gross       Employee Payroll     Employer Payroll
Week Ending Date      Wages Paid     Taxes Withheld           Taxes Due
--------------------------------------------------------------------------
January 9, 2004      $22,955,505       $ 5,082,599          $2,510,338

January 23, 2004      31,670,777         8,020,619           3,185,090
--------------------------------------------------------------------------
     Total           $54,626,282       $13,103,218          $5,695,428
--------------------------------------------------------------------------

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES


                                   SCHEDULE II                       PAGE 1 OF 3

                COURT REPORTING SCHEDULES FOR PAYROLL TAXES PAID
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                                                     PAYROLL TAXES
PAYEE                                                    PAID           PAYMENT DATE
-----                                                -------------      -------------
SCHOOL DISTRICT INCOME TAX                                   111          02/03/04
CITY OF CAMBRIDGE                                             80          02/06/04
NORTH CAROLINA DEPT OF REVENUE                            11,681          02/06/04
OREGON DEPARTMENT OF REVENUE                                 170          02/06/04
TELE-MEDIA CORPORATION                                     3,386          02/06/04
WEST VIRGINIA DEPT OF TAX & REV                              219          02/06/04
INTERNAL REVENUE SERVICE                               5,965,236          02/09/04
STATE OF ARIZONA                                           1,971          02/09/04
STATE OF CALIFORNIA                                      178,143          02/09/04
STATE OF COLORADO                                         58,375          02/09/04
STATE OF CONNECTICUT                                      10,761          02/09/04
STATE OF GEORGIA                                          10,895          02/09/04
STATE OF IDAHO                                             4,572          02/09/04
STATE OF INDIANA                                             990          02/09/04
STATE OF KANSAS                                              655          02/09/04
STATE OF KENTUCKY                                         32,602          02/09/04
STATE OF MASSACHUSETTS                                    24,583          02/09/04
STATE OF MARYLAND                                         12,740          02/09/04
STATE OF MAINE                                            27,742          02/09/04
STATE OF NEW YORK                                        105,944          02/09/04
STATE OF OHIO                                             64,587          02/09/04
STATE OF OKLAHOMA                                            442          02/09/04
STATE OF PENNSYLVANIA                                    101,962          02/09/04
STATE OF SOUTH CAROLINA                                    5,072          02/09/04
STATE OF VIRGINIA                                         70,374          02/09/04
STATE OF VERMONT                                          13,696          02/09/04
STATE OF MARYLAND                                            787          02/09/04
DAVID SCHROEDER                                              210          02/10/04
KENTUCKY REVENUE CABINET                                     187          02/11/04
STRONG CAPITAL MANAGEMENT                                541,651          02/11/04
OHIO DEPARTMENT OF TAXATION                                  358          02/13/04
MASS DEPT OF REVENUE                                         146          02/18/04
ASHTABULA INCOME TAX                                         592          02/20/04
CENTRAL COLLECTION AGENCY                                 32,537          02/20/04
CITY OF CHILLICOTHE                                        9,397          02/20/04
CITY OF CLEVELAND HEIGHTS                                  3,775          02/20/04
CITY OF DANVILLE                                             354          02/20/04
DIRECTOR OF FINANCE                                           83          02/20/04

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE II                       PAGE 2 OF 3

                COURT REPORTING SCHEDULES FOR PAYROLL TAXES PAID
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                                                     PAYROLL TAXES
PAYEE                                                    PAID           PAYMENT DATE
-----                                                -------------      -------------
VILLAGE OF GREENWOOD                                         612          02/20/04
CITY OF HUNTINGTON                                           248          02/20/04
LORAIN CITY TAX                                            2,003          02/20/04
CITY OF MACEDONIA                                          2,211          02/20/04
CITY OF MARION                                               934          02/20/04
MICHIGAN DEPARTMENT OF REVENUE                               125          02/20/04
MISSISSIPPI STATE TAX COMMISSN                             2,731          02/20/04
MONTANA DEPARTMENT OF REVENUE                              1,289          02/20/04
NEBRASKA DEPARTMENT OF REVENUE                               247          02/20/04
CITY OF NEWARK                                             3,664          02/20/04
NORTH CAROLINA DEPT OF REVENUE                            14,866          02/20/04
DIRECTOR OF FINANCE                                          227          02/20/04
OREGON DEPARTMENT OF REVENUE                                 174          02/20/04
TREASURER CITY OF OWENSBORO                                  449          02/20/04
CITY OF PITTSBURGH                                         1,676          02/20/04
SCHOOL DISTRICT INCOME TAX                                 2,837          02/20/04
UTAH STATE TAX COMMISSION                                    285          02/20/04
WEST VIRGINIA DEPT OF TAX & REV                           19,444          02/20/04
JONATHAN COSCIA                                                4          02/23/04
INTERNAL REVENUE SERVICE                               9,098,359          02/23/04
STATE OF ALABAMA                                           4,879          02/23/04
STATE OF ARIZONA                                           3,767          02/23/04
STATE OF CALIFORNIA                                      257,916          02/23/04
STATE OF COLORADO                                        198,703          02/23/04
STATE OF CONNECTICUT                                      12,120          02/23/04
STATE OF GEORGIA                                          13,465          02/23/04
STATE OF IDAHO                                             7,318          02/23/04
STATE OF INDIANA                                           1,283          02/23/04
STATE OF KANSAS                                              872          02/23/04
STATE OF KENTUCKY                                         30,949          02/23/04
STATE OF MASSACHUSETTS                                    46,556          02/23/04
STATE OF MARYLAND                                         15,490          02/23/04
STATE OF MAINE                                            39,504          02/23/04
STATE OF NEW YORK                                        147,652          02/23/04
STATE OF OHIO                                             81,519          02/23/04
STATE OF OKLAHOMA                                            849          02/23/04
STATE OF PENNSYLVANIA                                    136,240          02/23/04
STATE OF SOUTH CAROLINA                                    6,014          02/23/04
STATE OF VIRGINIA                                         81,767          02/23/04

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE II                      PAGE 3 OF 3

                COURT REPORTING SCHEDULES FOR PAYROLL TAXES PAID
                      FOR THE MONTH ENDED FEBRUARY 29, 2004


                                                     PAYROLL TAXES
PAYEE                                                    PAID           PAYMENT DATE
-----                                                -------------      -------------
STATE OF VERMONT                                          18,541          02/23/04
STATE OF WISCONSIN                                           704          02/23/04
RITA                                                       6,448          02/25/04
STRONG CAPITAL MANAGEMENT                                813,317          02/25/04

                    TOTAL                             18,375,324

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                  SCHEDULE III                       PAGE 1 OF 8

 COURT REPORTING SCHEDULES FOR SALES AND OTHER TAXES DUE AND GROSS TAXABLE SALES
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                                                       SALES AND
                                                         OTHER          GROSS
TAXING JURISDICTION                                    TAXES DUE     TAXABLE SALES
-------------------                                    ---------     -------------
ALABAMA DEPT. OF REVENUE                               $     262     $       4,373
ALBEMARLE COUNTY                                           4,388                 A
AMHERST COUNTY TREASURER                                       8                 A
ARIZONA DEPARTMENT OF REVENUE                                 54             1,259
ARKANSAS DEPARTMENT OF REVENUE                                --                 7
ASHLAND INDEPENDENT BOARD OF EDUCATION                    10,461           348,685
AUGUSTA COUNTY                                                --                 A
BANK OF AMERICA                                              428            30,504
BATH COUNTY SCHOOL DISTRICT                                1,128            37,607
BEDFORD CITY                                                  --                 A
BEDFORD COUNTY                                                57             1,939
BEREA COUNTY SCHOOL DISTRICT                               2,272            75,749
BOARD OF EQUALIZATION                                        230                 A
BOARD OF EQUALIZATION                                        338             4,397
BOURBON COUNTY SCHOOL DISTRICT                               623            20,763
BOYD COUNTY SCHOOL DISTRICT                                2,779            92,658
BOYLE COUNTY SCHOOL DISTRICT                               1,538            51,259
BREATHITT COUNTY SCHOOL DISTRICT                             912            30,388
BRECKINRIDGE COUNTY BOARD OF EDUCATION                       779            25,981
BUREAU OF TAXATION                                           127             2,531
BURGIN INDEPENDENT BOARD OF EDUCATION                        331            11,035
BUTLER COUNTY SCHOOL DISTRICT                                 18               611
CAMPBELL COUNTY TREASURER                                    134                 A
CARTER COUNTY SCHOOL DISTRICT                              1,675            55,836
CATTARAUGUS COUNTY                                            22                 A
CCHCF-A                                                       52                --
CHARLOTTESVILLE CITY TREASURER                             2,138                 A
CHAUTAUQUA COUNTY DIRECTOR OF FINANCE                         26                 A
CHCF-B                                                       671                --
CHESTERFIELD COUNTY                                          166                 A
CHESTERFIELD COUNTY                                           78             1,627
CITY OF ALAHAMBRA                                              1                28
CITY OF ALBION                                                 2                36
CITY OF ALGOURA HILLS                                          6               121
CITY OF ARCADIA                                               11               222
CITY OF ARTESIA                                               --                 4
CITY OF ASOTIN                                                --                 1
CITY OF BALDWIN PARK                                       4,137           137,911
CITY OF BALDWIN PARK                                           3               102

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                  SCHEDULE III                       PAGE 2 OF 8

 COURT REPORTING SCHEDULES FOR SALES AND OTHER TAXES DUE AND GROSS TAXABLE SALES
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                                                       SALES AND
                                                         OTHER          GROSS
TAXING JURISDICTION                                    TAXES DUE     TAXABLE SALES
-------------------                                    ---------     -------------
CITY OF BEAUMONT                                           2,751            91,708
CITY OF BEAUMONT                                               6               190
CITY OF BELLFLOWER                                             2                45
CITY OF BERKELEY                                               1                15
CITY OF BOTHELL                                                1                16
CITY OF BRAWLEY                                            6,640           166,008
CITY OF BRAWLEY                                                5               131
CITY OF BURBANK                                                4                51
CITY OF CALABASAS                                              6               124
CITY OF CHARLOTTESVILLE                                   53,553           535,532
CITY OF CHARLOTTESVILLE                                   13,975           150,090
CITY OF CLAREMONT                                             --                 3
CITY OF CLOVERDALE                                             1                38
CITY OF COLFAX                                                --                 5
CITY OF COLORADO SPRINGS                                     215             8,614
CITY OF COVINA                                                 5                87
CITY OF CULVER CITY                                            3                31
CITY OF DESERT HOT SPRINGS                                     8               151
CITY OF DOWNEY                                                 1                12
CITY OF EDMONDS                                                1                12
CITY OF EL MONTE                                               1                14
CITY OF ELK GROVE                                             --                16
CITY OF FONTANA                                           37,809           756,179
CITY OF FONTANA                                                7               146
CITY OF GARDENA                                               --                11
CITY OF GLENDALE                                               2                25
CITY OF HARRISONBURG TREASURER                                12                 A
CITY OF HAWTHORNE                                              2                47
CITY OF HERMOSA                                               23               379
CITY OF HERMOSA BEACH                                     18,692           311,541
CITY OF HOLTVILLE                                          1,751            35,018
CITY OF HOLTVILLE                                              1                18
CITY OF HUNTINGTON BEACH                                       2                44
CITY OF HUNTINGTON PARK                                       --                --
CITY OF INDIO                                                 --                 7
CITY OF INGLEWOOD                                              2                21
CITY OF IRVINE                                                22             1,492
CITY OF ISSAQUAH                                              --                 3
CITY OF KALAMA                                                 4                67

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                  SCHEDULE III                      PAGE 3 OF 8

 COURT REPORTING SCHEDULES FOR SALES AND OTHER TAXES DUE AND GROSS TAXABLE SALES
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                                                       SALES AND
                                                         OTHER          GROSS
TAXING JURISDICTION                                    TAXES DUE     TAXABLE SALES
-------------------                                    ---------     -------------
CITY OF KELSO                                                 21               347
CITY OF KELSO                                              6,462           107,699
CITY OF KIRKLAND                                              --                 3
CITY OF LA HABRA                                          25,400           423,338
CITY OF LA HABRA                                              26               432
CITY OF LA PALMA                                               1                30
CITY OF LA VERNE                                              15               385
CITY OF LAKEWOOD                                              --                15
CITY OF LAWNDALE                                              --                 1
CITY OF LONG BEACH                                             9               157
CITY OF LONGVIEW                                              71             1,185
CITY OF LONGVIEW                                          21,879           364,657
CITY OF LOS ANGELES                                          989             9,881
CITY OF LYNWOOD                                                1                 6
CITY OF MALIBU                                                --                 9
CITY OF MAYWOOD                                                1                11
CITY OF MONTCLAIR                                              3                86
CITY OF MONTEREY PARK                                          1                20
CITY OF MORENO VALLEY                                     66,996         1,116,598
CITY OF MORENO VALLEY                                         48               799
CITY OF NORWALK                                                2                30
CITY OF OAKLAND                                                1                14
CITY OF OLYMPIA                                                2                36
CITY OF PALM SPRINGS                                          --                 3
CITY OF PALOUSE                                                2                29
CITY OF PALOUSE                                              590             8,431
CITY OF PASADENA                                               4                43
CITY OF PETERSBURG                                        20,825           104,125
CITY OF PICO RIVERA                                       10,374           207,477
CITY OF PICO RIVERA                                            4                87
CITY OF PLACENTIA                                         16,861           481,753
CITY OF PLACENTIA                                              2                43
CITY OF POMONA                                                --                 3
CITY OF PORT HUENEME                                       9,653           241,340
CITY OF PORT HUENEME                                           3                80
CITY OF PORTERVILLE                                           --                 5
CITY OF PULLMAN                                               15               190
CITY OF REDONDO BEACH                                     43,283           911,224
CITY OF REDONDO BEACH                                         50             1,059

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                  SCHEDULE III                       PAGE 4 OF 8

 COURT REPORTING SCHEDULES FOR SALES AND OTHER TAXES DUE AND GROSS TAXABLE SALES
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                                                       SALES AND
                                                         OTHER          GROSS
TAXING JURISDICTION                                    TAXES DUE     TAXABLE SALES
-------------------                                    ---------     -------------
CITY OF RIALTO                                            44,723           559,033
CITY OF RIALTO                                                26               325
CITY OF RICHMOND                                           1,881                 A
CITY OF RICHMOND                                          14,772            94,689
CITY OF RICHMOND                                              --                 1
CITY OF RIVERSIDE                                             10               153
CITY OF SALEM                                                  1                 A
CITY OF SALINAS                                                1                22
CITY OF SAN BERNARDINO                                    66,795           834,944
CITY OF SAN BERNARDINO                                        14               177
CITY OF SAN BUENAVENTURA                                  34,538           690,763
CITY OF SAN FRANCISCO                                          3                37
CITY OF SAN LUIS OBISPO                                       --                 1
CITY OF SANTA ANA                                             30               496
CITY OF SANTA BARBARA                                          1                20
CITY OF SANTA MONICA                                     112,143         1,121,427
CITY OF SANTA MONICA                                         119             1,190
CITY OF SANTA ROSA                                            --                 3
CITY OF SEA SIDE                                              --                 3
CITY OF SEAL BEACH                                            14               128
CITY OF SEATTLE                                                1                12
CITY OF SIERRA MADRE                                           2                32
CITY OF SOUTH PASADENA                                         1                29
CITY OF SPOKANE                                                1                15
CITY OF STANTON                                               --                 7
CITY OF TACOMA                                                --                 1
CITY OF TORRANCE                                               4                55
CITY OF VALLEJO                                               --                 4
CITY OF VANCOUVER                                              4                69
CITY OF VENTURA                                               27               539
CITY OF WAYNESBORO                                        30,232           302,319
CITY OF WESTMINISTER                                          --                 1
CITY OF WHITTIER                                              12               243
CITY OF WINCHESTER                                        18,113           181,129
CITY OF WINLOCK                                               --                 3
CITY OF WOODLAND                                               2                45
CITY OF ZILLAH                                                --                 1
CLARKE COUNTY                                                  2                 A
CLOVERPORT INDEPENDENT SCHOOL DISTRICT                       276             9,193

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                  SCHEDULE III                      PAGE 5 OF 8

 COURT REPORTING SCHEDULES FOR SALES AND OTHER TAXES DUE AND GROSS TAXABLE SALES
                      FOR THE MONTH ENDED FEBRUARY 29, 2004


                                                       SALES AND
                                                         OTHER          GROSS
TAXING JURISDICTION                                    TAXES DUE     TAXABLE SALES
-------------------                                    ---------     -------------
COLORADO DEPT. OF REVENUE                                    484            23,098
COLORADO DEPT. OF REVENUE                                  2,932            84,944
COMMISSIONER OF REVENUE SERVICES                         296,806         5,653,439
COMMISSIONER OF REVENUE SERVICES                         356,474         5,941,228
COMMONWEALTH OF MASSACHUSETTS                              5,766           115,306
COMPTROLLER OF MARYLAND                                      128             2,571
COMPTROLLER OF MARYLAND                                   14,485           289,712
COMPTROLLER OF PUBLIC ACCOUNTS                                17               333
COMPTROLLER, CITY OF BUFFALO                              13,894           463,123
COUNTY OF ALBEMARLE                                        8,867            95,527
COUNTY OF LOS ANGELES                                        300             6,002
COUNTY OF MONTGOMERY                                       9,313            93,126
COUNTY OF SACRAMENTO                                          --                 3
DANVILLE INDEPENDENT SCHOOL DISTRICT                       4,793           159,775
DANVILLE, CITY OF                                          3,947                 A
DAVIESS COUNTY BOARD OF EDUCATION                         15,692           523,055
DAVIESS COUNTY SCHOOL DISTRICT                               108             3,584
DES MOINES                                                     1                14
ELLIOT COUNTY SCHOOL DISTRICT                                119             3,950
ERIE COUNTY COMPTROLLER                                    5,994                 A
FAUQUIER COUNTY                                               24                 A
FLORIDA DEPARTMENT OF REVENUE                          3,406,328        24,292,432
FLORIDA DEPARTMENT OF REVENUE                            147,444         2,479,693
FRANKLIN COUNTY PUBLIC SAFETY                                  2                 A
FRANKLIN COUNTY SCHOOL DISTRICT                              100             3,332
FREDERICK COUNTY                                             184                 A
GARRAD COUNTY SCHOOL DISTRICT                                987            32,885
GENESEE, COUNTY OF                                             9                 A
GEORGIA DEPARTMENT OF REVENUE                             14,255           214,047
GREENE COUNTY                                                 14                 A
HANCOCK COUNTY BOARD OF EDUCATION                            867            28,915
HANOVER COUNTY                                                99            31,065
HANOVER COUNTY TREASURER                                     405                 A
HARLAN COUNTY SCHOOL DISTRICT                                229             7,628
HARRISON COUNTY SCHOOL DISTRICT                            2,655            88,514
HARRODSBURG INDEPENDENT BOARD OF EDUCATION                 2,666            88,862
HENDERSON COUNTY BOARD OF EDUCATION                        2,159            71,963
HENRICO COUNTY                                             1,494                 A
HENRICO COUNTY                                             2,700            36,677

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                  SCHEDULE III                       PAGE 6 OF 8

 COURT REPORTING SCHEDULES FOR SALES AND OTHER TAXES DUE AND GROSS TAXABLE SALES
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                                                       SALES AND
                                                         OTHER           GROSS
TAXING JURISDICTION                                    TAXES DUE      TAXABLE SALES
-------------------                                    ---------      -------------
ID USF                                                        24                 --
IDAHO STATE TAX COMMISSION                                 3,989             66,475
ILLINOIS DEPARTMENT OF REVENUE                                19                 --
INDIANA DEPARTMENT OF REVENUE                             30,327            505,467
INTERNAL REVENUE SERVICE                                  73,851          2,461,676
JACKSON INDEPENDENT SCHOOLS                                  425             14,179
JESSAMINE COUNTY BOARD OF EDUCATION                        7,768            258,923
KANSAS DEPT. OF REVENUE                                   18,803            257,661
KENTUCKY REVENUE CABINET                                    (673)           (11,221)
LAUREL COUNTY SCHOOL DISTRICT                             11,472            382,406
LEE COUNTY SCHOOL DISTRICT                                 1,024             34,118
LESLIE COUNTY SCHOOL DISTRICT                                899             29,981
LETCHER COUNTY BOARD OF EDUCATION                            777             25,906
LEWIS COUNTY BOARD OF EDUCATION                              956             38,221
LEWIS COUNTY SCHOOL DISTRICT                                 106              4,259
LINCOLN COUNTY BOARD OF EDUCATION                          1,372             45,731
LOGAN COUNTY SCHOOL DISTRICT                                  32              1,059
LYNCHBURG, CITY OF                                           455                  A
MADISON COUNTY SCHOOL DISTRICT                            18,657            621,891
MAINE REVENUE SERVICES                                   277,207          5,544,131
MARION COUNTY BOARD OF EDUCATION                           2,570             85,674
MCLEAN COUNTY SCHOOL DISTRICT                                841             28,050
MENIFEE COUNTY SCHOOL DISTRICT                               245              8,175
MERCER COUNTY SCHOOL DISTRICT                              1,732             57,740
MINNESOTA DEPARTMENT OF REVENUE                                1                182
MISSISSIPPI STATE TAX COMMISSION                          45,515            650,208
MISSISSIPPI STATE TAX COMMISSION                           1,682             24,023
MORGAN COUNTY SCHOOL DISTRICT                                454             15,125
NC DEPARTMENT OF REVENUE                                  14,237            194,357
NECA PAUSF                                                 1,367                 --
NECA VUSF                                                    308             24,254
NELSON COUNTY BOARD OF EDUCATION                           1,153             38,425
NICHOLAS COUNTY SCHOOL DISTRICT                              659             21,967
NJ DIVISION OF TAXATION                                      659             10,980
NORTON CITY OF                                                --                  A
NYS ESTIMATED CORPORATION TAX                              1,877          1,816,543
NYS ESTIMATED CORPORATION TAX                              7,616          1,587,770
NYS SALES TAX PROCESSING                                  84,203            929,341
OHIO COUNTY SCHOOL DISTRICT                                   26                863

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                  SCHEDULE III                       PAGE 7 OF 8

 COURT REPORTING SCHEDULES FOR SALES AND OTHER TAXES DUE AND GROSS TAXABLE SALES
                      FOR THE MONTH ENDED FEBRUARY 29, 2004


                                                       SALES AND
                                                         OTHER          GROSS
TAXING JURISDICTION                                    TAXES DUE     TAXABLE SALES
-------------------                                    ---------     -------------
OKLAHOMA TAX COMMISSION                                      905            16,792
ORLEANS COUNTY TREASURER                                       4                 A
OWENSBORO BOARD OF EDUCATION                              11,087           369,582
OWSLEY COUNTY BOARD OF EDUCATION                             350            11,662
PA DEPARTMENT OF REVENUE                                 230,393         4,114,415
PA DEPT. OF REVENUE                                        4,792            95,801
PAGE COUNTY                                                   15                 A
PARIS INDEPENDENT SCHOOL DISTRICT                          3,026           100,858
PERRY COUNTY SCHOOL DISTRICT                                 250             8,323
PITTSYLVANIA COUNTY                                           81                 A
POWELL COUNTY SCHOOL DISTRICT                              1,551            51,694
POWHATTAN COUNTY TREASURER                                    36                 A
PSU                                                          225                --
PUBLIC SERVICE TAXATION DIVISION                           1,546                --
PULASKI COUNTY TREASURER                                       1                 A
RHODE ISLAND DIVISION OF TAXATION                             12               178
ROCKCASTLE COUNTY SCHOOL DISTRICT                            895            29,849
RUSSELL INDEPENDENT SCHOOL DISTRICT                        6,181           206,021
SCHOHARIE COUNTY TREASURER                                    --                 A
SCOTT COUNTY SCHOOL DISTRICT                               7,331           244,362
SOUTH CAROLINA DEPT. OF REVENUE                           67,479         1,060,513
SPOTSYLVANIA COUNTY                                           48                 A
STATE OF MICHIGAN                                            106             1,762
STATE OF NEW HAMPSHIRE                                     1,875            26,786
STATE OF NEW HAMPSHIRE                                    72,749         1,039,254
STATE TAX DEPARTMENT                                     282,597         4,709,953
STAUNTON COUNTY                                               52                 A
TN DEPARTMENT OF REVENUE                                  52,955           647,037
TOWN OF BLACKSBURG                                        15,715           157,152
TOWN OF MT CRESTED BUTTE                                   1,291            28,689
TOWN OF SOUTH BOSTON                                       4,861            48,605
TREASURER STATE OF OHIO                                  146,954         1,962,459
UNION COUNTY SCHOOL DISTRICT                               2,896            96,547
USAC                                                      52,648                --
VERMONT DEPARTMENT OF TAXES                              331,658         5,527,632
VERMONT DEPARTMENT OF TAXES                                1,462            24,367
VIRGINIA DEPARTMENT OF TAXATION                           10,036           222,999
WARREN COUNTY TREASURER                                       12                 A
WASHINGTON COUNTY BOARD OF EDUCATION                         844            28,138

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                  SCHEDULE III                      PAGE 8 OF 8

 COURT REPORTING SCHEDULES FOR SALES AND OTHER TAXES DUE AND GROSS TAXABLE SALES
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                                                        SALES AND
                                                          OTHER           GROSS
TAXING JURISDICTION                                     TAXES DUE     TAXABLE SALES
-------------------                                     ---------     -------------
WASHINGTON DEPT. OF REVENUE                                 3,649            47,904
WEBSTER COUNTY BOARD OF EDUCATION                             839            27,972
WINCHESTER CITY TREASURER                                   1,085                 A
WISCONSIN DEPARTMENT OF REVENUE                                 4               187
WOLFE COUNTY SCHOOL DISTRICT                                  239             7,983
WOODFORD COUNTY BOARD OF EDUCATION                          4,860           161,986
WYOMING COUNTY TREASURER                                        8                 A
WYOMING DEPARTMENT OF REVENUE                                  --                81
                                                       ----------     -------------
     Total                                             $6,979,684     $  88,459,151
                                                       ==========     =============

Note (A): The 911 surcharge is based upon the number of phone lines and not as a function of gross taxable sales.

                  ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE IV                      PAGE 1 OF 4

   COURT REPORTING SCHEDULES FOR REAL ESTATE AND PERSONAL PROPERTY TAXES PAID
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

PAYEE                                             AMOUNT PAID     CHECK DATE
-----                                             -----------     ----------
ADAMS COUNTY TREASURER                            $       17      02/09/04
APPLE TREE REALTY TRUST, INC                           2,183      02/24/04
ARAPAHOE COUNTY                                       39,709      02/09/04
ARAPAHOE COUNTY                                       66,972      02/24/04
BEDFORD AREA SCHOOL                                      195      02/24/04
BLACKBURN CENTER, LLC                                    433      02/26/04
BLOUNT CO REVENUE COMMISSIONER                         1,126      02/24/04
BOTETOURT COUNTY TREASURER                             1,794      02/09/04
BOURBON COUNTY                                         7,079      02/24/04
BOYLE COUNTY FISCAL COURT                             17,491      02/09/04
BREATHITT COUNTY TREASURER                             3,929      02/03/04
BURGIN EDUCATION BO                                    4,581      02/03/04
BUTLER COUNTY                                            587      02/09/04
BUTLER COUNTY                                          1,565      02/03/04
CAL & JOANNE FAMILY LTD PRTNRSP                          200      02/23/04
CANYON SPRINGS INVESTMENT                                310      02/23/04
CATTARAUGUS COUNTY TREASURER                           7,000      02/24/04
CAYUGA COUNTY TREASURER                                9,385      02/09/04
CHAUTAUQUA COUNTY                                     19,313      02/03/04
CITY OF AUGUSTA                                           89      02/18/04
CITY OF AUGUSTA                                       19,881      02/03/04
CITY OF CARLISLE                                          96      02/18/04
CITY OF CHARLOTTESVILLE                                  152      02/18/04
CITY OF CLAY                                           1,077      02/24/04
CITY OF MILLERSBURG TREASURER                            912      02/24/04
CITY OF MT STERLING                                    2,419      02/24/04
CITY OF NORTH ADAMS                                      425      02/24/04
CITY OF NORTH TONAWANDA                                3,435      02/18/04
CITY OF RACELAND                                         474      02/03/04
CITY OF WEST LIBERTY                                   1,528      02/18/04
CITY OF WORTHINGTON                                      719      02/03/04
COHOES CITY TREASURER                                 14,048      02/18/04
COLUMBIANA COUNTY TREASURER                              377      02/18/04
COTTAGE ROAD ASSOC                                     5,445      02/06/04
COUNTY OF HENRICO                                        413      02/16/04
DARKE COUNTY TREASURER                                   127      02/18/04
DILLON COUNTY TREASURER                                3,477      02/09/04
DORIS LAWTON                                             145      02/03/04
DORIS LAWTON                                             145      02/27/04

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES


                                   SCHEDULE IV                      PAGE 2 OF 4

   COURT REPORTING SCHEDULES FOR REAL ESTATE AND PERSONAL PROPERTY TAXES PAID
                      FOR THE MONTH ENDED FEBRUARY 29, 2004


PAYEE                                            AMOUNT PAID      CHECK DATE
-----                                            -----------      ----------
DORIS LAWTON                                             783       02/19/04
EASTLAKE COMMERCIAL                                       58       02/26/04
EDEN TOWN TAX COLLECTOR                                1,576       02/24/04
ERIE COUNTY TAX DEPARTMENT                             5,161       02/09/04
ERIE COUNTY TAX DEPARTMENT                             6,604       02/24/04
ERIE COUNTY TAX DEPARTMENT                           100,159       02/03/04
F & F REALTY CO                                          364       02/06/04
FINISTERRA CORPORATION                                21,817       02/27/04
FREDRICK COUNTY TREASURER                                935       02/18/04
FULTON COUNTY NY                                       1,736       02/18/04
GE CAPITAL                                                89       02/27/04
GE CAPITAL FLEET SERVICES                             15,645       02/11/04
GECFS BY APEX AS AGENT                                 2,512       02/10/04
GLENN FALLS CITY TREASURER                             5,309       02/09/04
GLOUCESTER CITY                                        6,991       02/09/04
GREENE COUNTY                                          1,994       02/27/04
GREENE COUNTY TRUSTEE                                     38       02/03/04
GUNNISON COUNTY TREASURER                             23,220       02/09/04
HAMBURG TOWN COLLECTOR                                   716       02/03/04
HAMILTON COUNTY TREASURER                                 95       02/03/04
HAMPSHIRE COUNTY COLLECTOR                               195       02/26/04
HANCOCK COUNTY                                         1,741       02/09/04
HAWESVILLE CITY SHERIFF                                  784       02/18/04
HAWKINS COUNTY TRUSTEE                                 1,298       02/03/04
IOS CAPITAL                                               62       02/20/04
IOS CAPITAL                                              551       02/26/04
IREDELL COUNTY TAX COLLECTOR                             604       02/09/04
JAMES KIRTON                                           5,190       02/23/04
JEFFERSONVILLE TAX COLLECTOR                             203       02/03/04
JOHN F PALMER                                          2,249       02/13/04
KIR TEMECULA L.P.                                         14       02/20/04
KIR TEMECULA L.P.                                        105       02/25/04
LACKAWANNA CITY TREASURER                              6,467       02/09/04
LACKAWANNA COUNTY TAX COLLECTOR                          339       02/03/04
LARRY SCHREDER                                           960       02/10/04
LAS ANIMAS COUNTY TREASURER                              114       02/18/04
LAS ANIMAS COUNTY TREASURER                            7,886       02/09/04
LEXINGTON CITY TREASURER                                 332       02/24/04
LICKING COUNTY TREASURER                                 627       02/03/04
LICKING COUNTY TREASURER                               7,375       02/09/04

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES


                                   SCHEDULE IV                      PAGE 3 OF 4

   COURT REPORTING SCHEDULES FOR REAL ESTATE AND PERSONAL PROPERTY TAXES PAID
                      FOR THE MONTH ENDED FEBRUARY 29, 2004


PAYEE                                            AMOUNT PAID      CHECK DATE
-----                                            -----------      ----------
LLB INVESTMENTS                                        4,966       02/06/04
LORAIN COUNTY TREASURER                                4,333       02/09/04
LORAIN COUNTY TREASURER                                6,710       02/18/04
LOS ANGELES COUNTY                                       255       02/13/04
LOS ANGELES COUNTY                                     4,791       02/04/04
LOUDON COUNTY TRUSTEE                                  4,073       02/03/04
MADAWASKA TOWN                                        12,551       02/24/04
MADISON COUNTY                                        64,570       02/09/04
MAHONING COUNTY TREASURER                              5,177       02/18/04
MARION COUNTY TREASURER                               78,750       02/18/04
MCKEAN COUNTY/WET                                         58       02/24/04
MEDINA COUNTY                                            289       02/09/04
MERCER COUNTY                                          4,712       02/09/04
MICHAEL J.& JEANNETTE Z.NEEDHAM                          597       02/04/04
MINERAL COUNTY TAX COLLECTOR                           5,396       02/26/04
MORGAN COUNTY                                          7,080       02/09/04
MORGAN COUNTY COLLECTOR                                5,890       02/26/04
MUSKINGUM COUNTY TREASURER                               731       02/18/04
NELSON COUNTY SHERIFF                                  3,243       02/24/04
NIAGARA FALLS CITY                                    11,061       02/24/04
NORTH COLLINS TOWN                                     3,118       02/24/04
OHIO COUNTY SHERIFF DEPT TREAS                            48       02/03/04
OTTAWA COUNTY TREASURER                                1,279       02/18/04
PACIFIC CORPORATE STRUCTURES                           1,637       02/23/04
PARK COUNTY TREASURER                                      4       02/09/04
PITNEY BOWES CREDIT CORPORATION                           23       02/26/04
PITNEY BOWES CREDIT CORPORATION                           97       02/20/04
RICHLAND COUNTY                                       20,102       02/24/04
ROANOKE COUNTY TREASURER                                  30       02/09/04
ROSS COUNTY TREASURER                                    453       02/09/04
ROSS COUNTY TREASURER                                 16,219       02/18/04
SAN MIGUEL COUNTY TREASURER                            5,873       02/09/04
SPOTSYLVANIA COUNTY                                    1,479       02/03/04
SPRINGFIELD CITY TREASURER                               430       02/10/04
STEAMTOWN MALL PARTNERS LP                                 5       02/13/04
SUMMIT COUNTY                                            383       02/09/04
SUMMIT COUNTY                                          8,248       02/03/04
SUTHERLAND CORPORATION                                   393       02/17/04
TELLER COUNTY TREASURER                                   12       02/18/04
TOWN OF BOSTON                                         1,564       02/24/04

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES


                                   SCHEDULE IV                      PAGE 4 OF 4

   COURT REPORTING SCHEDULES FOR REAL ESTATE AND PERSONAL PROPERTY TAXES PAID
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

PAYEE                                            AMOUNT PAID      CHECK DATE
-----                                            -----------      ----------
TOWN OF CANAJOHARIE                                      797       02/18/04
TOWN OF COLLINS                                           61       02/18/04
TOWN OF COLLINS                                          544       02/24/04
TOWN OF COLLINS                                        5,765       02/27/04
TOWN OF CONCORD                                        3,603       02/24/04
TOWN OF GREENEVILLE                                   25,936       02/03/04
TOWN OF LEE                                              258       02/24/04
TOWN OF MILTON                                        25,952       02/09/04
TOWN OF ROCKLAND                                       1,732       02/03/04
TOWN OF ROCKLAND                                      17,334       02/24/04
TOWN OF SARDINIA                                         866       02/24/04
TOWN OF SWANTON                                        1,160       02/18/04
TUSCARAWAS COUNTY                                         39       02/09/04
TUSCARAWAS COUNTY                                      7,096       02/18/04
WASHINGTON COUNTY                                      3,550       02/10/04
WILLIAMS COUNTY                                          195       02/18/04
WILMORE CITY                                           1,569       02/09/04
YATES COUNTY TREASURER                                   584       02/24/04
                                                  ----------
     Total                                        $  855,822
                                                  ==========

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE V                        PAGE 1 OF 5

            COURT REPORTING SCHEDULES FOR SALES AND OTHER TAXES PAID
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

TAXING JURISDICTION                                                    TAX TYPE                    AMOUNT PAID          DATE PAID
-------------------                                              ------------------                -----------          --------
ALABAMA DEPARTMENT OF REVENUE                                    Gross Receipts Tax                $    295.00          02/18/04
ALBEMARLE COUNTY                                                 Utility Tax                            523.00          02/18/04
ALBEMARLE COUNTY                                                 911 Surcharge                        4,226.00          02/18/04
AMHERST COUNTY                                                   911 Surcharge                            8.00          02/18/04
ARIZONA DEPARTMENT OF REVENUE                                    Gross Receipts Tax                      18.00          02/11/04
ARIZONA DEPARTMENT OF REVENUE                                    Sales Tax                               78.00          02/11/04
ASHLAND INDEPENDENT BOARD OF                                     Utility Tax                         10,481.00          02/13/04
BATH COUNTY SCHOOL D                                             Utility Tax                          1,223.00          02/13/04
BEDFORD COUNTY                                                   Utility Tax                             10.00          02/18/04
BEREA INDEPENDENT SCHOOL DIST                                    Utility Tax                          1,931.00          02/13/04
BOARD OF EQUALIZATION                                            911 Surcharge                          230.00          02/23/04
BOARD OF EQUALIZATION                                            Sales Tax                              357.00          02/24/04
BOURBON COUNTY SCHOOL                                            Utility Tax                            626.00          02/13/04
BOYD COUNTY SCHOOL D                                             Gross Receipts Tax                      18.00          02/11/04
BOYD COUNTY SCHOOL D                                             Utility Tax                          2,755.00          02/13/04
BOYLE COUNTY SCHOOL DISTRICT                                     Utility Tax                          1,553.00          02/13/04
BREATHITT COUNTY SCH                                             Utility Tax                            979.00          02/13/04
BRECKINRIDGE COUNTY BOARD OF                                     Utility Tax                            780.00          02/13/04
BURGIN EDUCATION BO                                              Utility Tax                            334.00          02/13/04
BUTLER COUNTY SCHOOL DISTRICT                                    Utility Tax                             52.00          02/13/04
CALIFORNIA HIGH COST FUND - A                                    Gross Receipts Tax                      52.00          02/10/04
CALIFORNIA HIGH COST FUND-B                                      Sales Tax                              678.00          02/10/04
CAMPBELL COUNTY                                                  911 Surcharge                          134.00          02/18/04
CARTER COUNTY SCHOOL                                             Utility Tax                          1,635.00          02/13/04
CATTARAUGUS COUNTY                                               911 Surcharge                           22.00          02/18/04
CHESTERFIELD COUNTY                                              Utility Tax                             13.00          02/18/04
CHESTERFIELD COUNTY                                              911 Surcharge                          214.00          02/18/04
CITY OF ARCADIA                                                  Gross Receipts Tax                      12.00          02/18/04
CITY OF BALDWIN PARK                                             Utility Tax                          4,363.00          02/09/04
CITY OF BEAUMONT                                                 Gross Receipts Tax                       7.00          02/18/04
CITY OF BEAUMONT                                                 Utility Tax                          2,475.00          02/09/04
CITY OF BRAWLEY                                                  Gross Receipts Tax                       5.00          02/18/04
CITY OF BRAWLEY                                                  Utility Tax                          6,965.00          02/09/04
CITY OF CALABASAS                                                Gross Receipts Tax                       7.00          02/18/04
CITY OF CHARLOTTESVILLE                                          911 Surcharge                        2,130.00          02/18/04
CITY OF CHARLOTTSVILLE                                           Utility Tax                         57,933.00          02/18/04
CITY OF COLORADO SPRINGS                                         Sales Tax                              207.00          02/11/04
CITY OF COVINA                                                   Gross Receipts Tax                       8.00          02/18/04
CITY OF CULVER CITY                                              Gross Receipts Tax                       7.00          02/18/04
CITY OF DANVILLE                                                 911 Surcharge                        3,933.00          02/18/04
CITY OF EL MONTE                                                 Gross Receipts Tax                       5.00          02/18/04
CITY OF FONTANA                                                  Gross Receipts Tax                      10.00          02/18/04

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE V                       PAGE 2 OF 5

            COURT REPORTING SCHEDULES FOR SALES AND OTHER TAXES PAID
                      FOR THE MONTH ENDED FEBRUARY 29, 2004


TAXING JURISDICTION                                                    TAX TYPE                    AMOUNT PAID          DATE PAID
-------------------                                              ------------------                -----------          --------
CITY OF FONTANA                                                  Utility Tax                         39,357.00          02/09/04
CITY OF HARRISONBURG TREASURER                                   911 Surcharge                           12.00          02/18/04
CITY OF HERMOSA BEACH                                            Gross Receipts Tax                      18.00          02/18/04
CITY OF HERMOSA BEACH                                            Utility Tax                         18,820.00          02/09/04
CITY OF HOLTVILLE                                                Utility Tax                          1,929.00          02/09/04
CITY OF HUNTINGTON BEACH                                         Gross Receipts Tax                       5.00          02/18/04
CITY OF LA HABRA                                                 Gross Receipts Tax                      25.00          02/18/04
CITY OF LA HABRA                                                 Utility Tax                         26,064.00          02/09/04
CITY OF LA VERNE                                                 Gross Receipts Tax                      20.00          02/18/04
CITY OF LONG BEACH                                               Gross Receipts Tax                      10.00          02/18/04
CITY OF LOS ANGELES                                              Gross Receipts Tax                   1,013.00          02/18/04
CITY OF LYNCHBURG                                                911 Surcharge                          469.00          02/18/04
CITY OF MORENO VALLEY                                            Gross Receipts Tax                      44.00          02/18/04
CITY OF MORENO VALLEY                                            Utility Tax                         60,052.00          02/09/04
CITY OF OLYMPIA                                                  Gross Receipts Tax                      33.00          02/13/04
CITY OF PASADENA                                                 Gross Receipts Tax                      10.00          02/18/04
CITY OF PICO RIVERA                                              Utility Tax                         10,506.00          02/09/04
CITY OF PLACENTIA                                                Utility Tax                         13,687.00          02/09/04
CITY OF PORT HUENEME                                             Gross Receipts Tax                       6.00          02/18/04
CITY OF PORT HUENEME                                             Utility Tax                          9,413.00          02/09/04
CITY OF PULLMAN                                                  Gross Receipts Tax                      20.00          02/13/04
CITY OF REDONDO BEACH                                            Gross Receipts Tax                      60.00          02/18/04
CITY OF REDONDO BEACH CA                                         Utility Tax                         43,509.00          02/09/04
CITY OF RIALTO                                                   Utility Tax                         43,911.00          02/09/04
CITY OF RICHMOND                                                 911 Surcharge                        1,658.00          02/18/04
CITY OF RICHMOND                                                 Utility Tax                          3,268.00          02/18/04
CITY OF RIVERSIDE                                                Gross Receipts Tax                       9.00          02/18/04
CITY OF SAN BERNARDINO                                           Gross Receipts Tax                      17.00          02/18/04
CITY OF SAN BERNARDINO                                           Utility Tax                         70,236.00          02/09/04
CITY OF SAN BUENAVENTURA                                         Utility Tax                         34,875.00          02/09/04
CITY OF SANTA ANA                                                Gross Receipts Tax                      37.00          02/18/04
CITY OF SANTA MONICA                                             Gross Receipts Tax                     149.00          02/18/04
CITY OF SANTA MONICA                                             Utility Tax                        146,760.00          02/09/04
CITY OF SEAL BEACH                                               Gross Receipts Tax                      16.00          02/18/04
CITY OF STAUNTON                                                 911 Surcharge                           52.00          02/18/04
CITY OF VENTURA                                                  Gross Receipts Tax                      23.00          02/18/04
CITY OF WAYNESBORO                                               Utility Tax                         27,313.00          02/17/04
CITY OF WHITTIER                                                 Gross Receipts Tax                      14.00          02/18/04
CITY OF WINCHESTER                                               911 Surcharge                        1,362.00          02/18/04
CITY OF WINCHESTER                                               Utility Tax                         17,514.00          02/17/04
CLOVERPORT BOARD OF EDUCATION                                    Utility Tax                            277.00          02/13/04
COLORADO DEPARTMENT OF REVENUE                                   Gross Receipts Tax                     148.00          02/13/04

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE V                        PAGE 3 OF 5

            COURT REPORTING SCHEDULES FOR SALES AND OTHER TAXES PAID
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

TAXING JURISDICTION                                                    TAX TYPE                    AMOUNT PAID          DATE PAID
-------------------                                              ------------------                -----------          --------
COLORADO DEPARTMENT OF REVENUE                                  Sales Tax                               390.00          02/13/04
COLORADO DEPARTMENT OF REVENUE                                  Sales Tax                             3,000.00          02/20/04
COMMONWEALTH OF MASS                                            Sales Tax                             1,192.00          02/11/04
COMMONWEALTH OF MASS                                            Sales Tax                             1,869.00          02/18/04
COMMONWEALTH OF MASS                                            Sales Tax                             2,192.00          02/13/04
COMPTROLLER OF MD                                               Sales Tax                            12,140.00          02/20/04
CONNECTICUT DEPT OF REVENUE                                     Sales Tax                            89,956.00          02/27/04
COUNTY OF AUGUSTA                                               911 Surcharge                            10.00          02/18/04
COUNTY OF GENESEE                                               911 Surcharge                             9.00          02/18/04
COUNTY OF MONTGOMERY                                            Utility Tax                           9,334.00          02/17/04
DANVILLE INDEPENDENT SCHOOL DIS                                 Utility Tax                           4,704.00          02/13/04
DAVIESS CO BOARD OF EDUCATION                                   Gross Receipts Tax                       17.00          02/11/04
DAVIESS CO BOARD OF EDUCATION                                   Utility Tax                          17,395.00          02/13/04
DEAF TRUST                                                      Sales Tax                                14.00          02/10/04
DIRECTOR OF FINANCE                                             911 Surcharge                            30.00          02/18/04
ELLIOTT COUNTY SCHOO                                            Utility Tax                             297.00          02/13/04
ERIE COUNTY COMPTROLLER                                         911 Surcharge                         6,061.00          02/18/04
FAUQUIER COUNTY TREASURER                                       911 Surcharge                            24.00          02/18/04
FLORIDA DEPT OF REVENUE                                         Gross Receipts Tax                   15,267.00          02/20/04
FLORIDA DEPT OF REVENUE                                         Sales Tax                            88,273.00          02/20/04
FLORIDA DEPT OF REVENUE                                         Telecommunications Tax            3,372,045.00          02/20/04
FRANKLIN COUNTY PUBLIC SAFETY                                   911 Surcharge                             5.00          02/18/04
FRANKLIN COUNTY SCHOOL DISTRICT                                 Utility Tax                             101.00          02/13/04
FREDRICK COUNTY TREASURER                                       911 Surcharge                           185.00          02/18/04
GARRARD COUNTY SCHOOL DISTRICT                                  Utility Tax                             996.00          02/13/04
GEORGIA DEPARTMENT OF REVENUE                                   Sales Tax                                 2.00          02/16/04
GEORGIA DEPARTMENT OF REVENUE                                   Gross Receipts Tax                       61.00          02/11/04
GEORGIA DEPARTMENT OF REVENUE                                   Sales Tax                               101.00          02/11/04
GEORGIA DEPARTMENT OF REVENUE                                   Sales Tax                            13,167.00          02/12/04
GREENE COUNTY                                                   911 Surcharge                            14.00          02/18/04
HANCOCK COUNTY BOARD OF                                         Utility Tax                             861.00          02/13/04
HARLAN COUNTY SCHOOL                                            Utility Tax                             251.00          02/13/04
HARRISON COUNTY SCHOOL DISTRICT                                 Utility Tax                           2,594.00          02/13/04
HARRODSBURG BOARD OF EDUCATION                                  Utility Tax                           2,676.00          02/13/04
HENDERSON CO BOARD OF EDUCATION                                 Utility Tax                           2,351.00          02/13/04
HENRICO COUNTY                                                  911 Surcharge                         1,784.00          02/18/04
HENRICO COUNTY                                                  Utility Tax                           3,348.00          02/18/04
IDAHO STATE TAX COMMISSION                                      Sales Tax                             3,512.00          02/11/04
IDAHO UNIVERSAL SERVice                                         Gross Receipts Tax                       27.00          02/13/04
INDIANA DEPT OF REVENUE                                         Sales Tax                             1,262.00          02/11/04
INDIANA DEPT OF REVENUE                                         Sales Tax                            28,207.00          02/20/04
INTERNAL REVENUE SERVICE                                        Federal Excise Tax                   33,086.00          02/25/04

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE V                       PAGE 4 OF 5

            COURT REPORTING SCHEDULES FOR SALES AND OTHER TAXES PAID
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

TAXING JURISDICTION                                                    TAX TYPE                    AMOUNT PAID          DATE PAID
-------------------                                              ------------------                -----------          --------
INTERNAL REVENUE SERVICE                                         Federal Excise Tax                  37,867.00          02/10/04
JACKSON INDEPENDENT SCHOOLS                                      Utility Tax                            497.00          02/13/04
JESSAMINE COUNTY BOARD OF EDUCA                                  Utility Tax                          7,580.00          02/13/04
KANSAS DEPT OF REVENUE                                           Sales Tax                           18,148.00          02/25/04
KENTUCKY REVENUE CABINET                                         Sales Tax                            3,300.00          02/20/04
LAUREL COUNTY SCHOOL                                             Utility Tax                         11,517.00          02/13/04
LEE COUNTY SCHOOL DI                                             Utility Tax                          1,123.00          02/13/04
LESLIE COUNTY SCHOOL                                             Utility Tax                            903.00          02/13/04
LETCHER COUNTY BOARD OF EDUCATI                                  Utility Tax                            772.00          02/13/04
LEWIS COUNTY BOARD OF                                            Utility Tax                            925.00          02/13/04
LEWIS COUNTY SCHOOL                                              Utility Tax                            285.00          02/13/04
LINCOLN COUNTY BOARD OF EDUCATI                                  Utility Tax                          1,348.00          02/13/04
LOGAN COUNTY SCHOOL DISTRICT                                     Utility Tax                             31.00          02/13/04
MADISON COUNTY SCHOOL DISTRICT                                   Gross Receipts Tax                      41.00          02/11/04
MADISON COUNTY SCHOOL DISTRICT                                   Utility Tax                         18,902.00          02/13/04
MAINE REVENUE SERVICES                                           Sales Tax                          272,944.00          02/17/04
MARION COUNTY SCHOOL                                             Utility Tax                          2,535.00          02/13/04
MCLEAN COUNTY SCHOOL DISTRICT                                    Utility Tax                            899.00          02/13/04
MENIFEE COUNTY SCHOO                                             Utility Tax                            469.00          02/13/04
MERCER COUNTY SCHOOL DISTRICT                                    Utility Tax                          1,708.00          02/13/04
MISSISSIPPI STATE TAX COMMISSIO                                  Sales Tax                           42,613.00          02/11/04
MORGAN COUNTY SCHOOL                                             Utility Tax                          1,160.00          02/13/04
NECA VUSF                                                        Gross Receipts Tax                     395.00          02/13/04
NELSON COUNTY BOARD OF EDUCATIO                                  Utility Tax                          1,171.00          02/13/04
NEW JERSEY SALES TAX                                             Sales Tax                              747.00          02/11/04
NICHOLAS COUNTY SCHO                                             Utility Tax                            639.00          02/13/04
NORTH CAROLINA DEPT OF REVENUE                                   Sales Tax                              605.00          02/11/04
NORTH CAROLINA DEPT OF REVENUE                                   Sales Tax                           13,108.00          02/16/04
NYS SALES TAX PROCESSING                                         Sales Tax                            8,324.00          02/16/04
NYS SALES TAX PROCESSING                                         Sales Tax                           51,941.00          02/25/04
OHIO COUNTY SCHOOL DISTRICT                                      Utility Tax                             24.00          02/13/04
OKLAHOMA TAX COMMISSION                                          Sales Tax                              931.00          02/11/04
OWENSBORO BOARD OF EDUCATION                                     Utility Tax                         11,948.00          02/13/04
OWSLEY COUNTY BOARD OF EDUCATIO                                  Utility Tax                            378.00          02/13/04
PA DEPARTMENT OF REVENUE                                         Gross Receipts Tax                     180.00          02/20/04
PA DEPARTMENT OF REVENUE                                         Sales Tax                          196,101.00          02/20/04
PA DEPT. OF REVENUE                                              Sales Tax                           15,019.00          02/17/04
PAGE COUNTY                                                      911 Surcharge                           15.00          02/18/04
PARIS INDEPENDENT SCHOOLS                                        Utility Tax                          2,940.00          02/13/04
PERRY COUNTY SCHOOL                                              Utility Tax                            266.00          02/13/04
PETERSBURG CITY                                                  Utility Tax                         20,902.00          02/17/04

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE V                       PAGE 5 OF 5

            COURT REPORTING SCHEDULES FOR SALES AND OTHER TAXES PAID
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

TAXING JURISDICTION                                                    TAX TYPE                    AMOUNT PAID          DATE PAID
-------------------                                              ------------------                -----------          --------
PITTSYLVANIA COUNTY                                              911 Surcharge                           81.00          02/18/04
POWELL COUNTY SCHOOL                                             Utility Tax                          2,281.00          02/13/04
POWHATAN COUNTY TREASURER                                        911 Surcharge                           36.00          02/18/04
PUBLIC SERVICE COMMISSION                                        Gross Receipts Tax                     225.00          02/18/04
RHODE ISLAND DIVISION OF TAX                                     Gross Receipts Tax                     128.00          02/26/04
ROCKCASTLE COUNTY SCHOOL                                         Utility Tax                            880.00          02/13/04
RUSSELL INDEPENDENT                                              Utility Tax                          6,111.00          02/13/04
SAN LUIS OBISPO                                                  Gross Receipts Tax                       4.00          02/04/04
SCOTT COUNTY SCHOOL                                              Utility Tax                          7,245.00          02/13/04
SOUTH CAROLINA DEPARTMENT OF                                     Sales Tax                           43,836.00          02/20/04
SPOTSYLVANIA COUNTY                                              911 Surcharge                           48.00          02/18/04
STATE OF CONNECTICUT                                             Sales Tax                          265,438.00          02/27/04
STATE OF NEW HAMPSHIRE                                           Gross Receipts Tax                   2,129.00          02/13/04
STATE OF NEW HAMPSHIRE                                           Utility Tax                         78,159.00          02/11/04
STATE TAX DEPARTMENT                                             Sales Tax                          121,522.00          02/13/04
STATE TAX DEPARTMENT                                             Sales Tax                          159,370.00          02/20/04
TENNESSEE DEPT OF REVENUE                                        Sales Tax                           58,633.00          02/20/04
TOWN OF BLACKSBURG                                               Utility Tax                         15,666.00          02/17/04
TOWN OF MT CRESTED BUTTE                                         Utility Tax                          1,220.00          02/11/04
TOWN OF SOUTH BOSTON                                             Utility Tax                          4,861.00          02/17/04
TREASURER OF HANOVER COUNTY                                      Utility Tax                             99.00          02/18/04
TREASURER OF HANOVER COUNTY                                      911 Surcharge                          417.00          02/18/04
TREASURER OF STATE OF OHIO                                       Sales Tax                           80,222.00          02/23/04
TREASURER STATE OF OHIO                                          Sales Tax                            1,156.00          02/18/04
TREASURER STATE OF OHIO                                          Gross Receipts Tax                   1,275.00          02/23/04
TREASURER STATE OF OHIO                                          Sales Tax                           19,840.00          02/13/04
TREASURER STATE OF OHIO                                          Sales Tax                           38,111.00          02/23/04
UNION COUNTY SCHOOL DISTRICT                                     Utility Tax                          2,856.00          02/13/04
UNIVERSAL LIFETIME TELEPHONE SE                                  Gross Receipts Tax                     339.00          02/10/04
VERMONT DEPT OF TAXES                                            Sales Tax                          332,785.00          02/23/04
VIRGINIA DEPARTMENT OF TAXATION                                  Sales Tax                            2,712.00          02/18/04
VIRGINIA DEPARTMENT OF TAXATION                                  Sales Tax                            4,118.00          02/17/04
WASHINGTON COUNTY BOARD OF EDU                                   Utility Tax                            898.00          02/13/04
WASHINGTON DEPT OF REVENUE                                       Gross Receipts Tax                      55.00          02/20/04
WASHINGTON DEPT OF REVENUE                                       Sales Tax                            3,618.00          02/20/04
WEBSTER COUNTY BOARD OF                                          Utility Tax                            878.00          02/13/04
WOLFE COUNTY SCHOOL                                              Utility Tax                            593.00          02/13/04
WOODFORD COUNTY BOARD OF ED                                      Utility Tax                          4,774.00          02/13/04
WYOMING COUNTY NY                                                911 Surcharge                            8.00          02/18/04
                                                                                                -------------
     Total                                                                                      $6,412,651.00
                                                                                                =============

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE VI                      PAGE 1 OF 6

                COURT REPORTING SCHEDULES FOR CASH DISBURSEMENTS
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                                                                   ACCOUNT          CASE
LEGAL ENTITY                                                        NUMBER         NUMBER      DISBURSEMENTS
------------                                                     ------------     --------     -------------
ACC CABLE COMMUNICATIONS FL-VA, LLC                              081-02-41904     02-41904     $   2,631,207
ACC CABLE HOLDINGS VA, INC                                       081-02-41905     02-41905                --
ACC HOLDINGS II, LLC                                             081-02-41955     02-41955                --
ACC INVESTMENT HOLDINGS, INC                                     081-02-41957     02-41957                --
ACC OPERATIONS, INC                                              081-02-41956     02-41956           499,295
ACC TELECOMMUNICATIONS HOLDINGS LLC                              081-02-41864     02-41864                --
ACC TELECOMMUNICATIONS LLC                                       081-02-41863     02-41863         1,643,055
ACC TELECOMMUNICATIONS OF VIRGINIA LLC                           081-02-41862     02-41862           509,139
ACC-AMN HOLDINGS, LLC                                            081-02-41861     02-41861                --
ADELPHIA ACQUISITION SUBSIDIARY, INC                             081-02-41860     02-41860                --
ADELPHIA ARIZONA, INC                                            081-02-41859     02-41859                --
ADELPHIA BLAIRSVILLE, LLC                                        081-02-41735     02-41735                --
ADELPHIA CABLE PARTNERS, LP                                      081-02-41902     02-41902         6,400,966
ADELPHIA CABLEVISION ASSOCIATES, LP                              081-02-41913     02-41913           784,784
ADELPHIA CABLEVISION CORP                                        081-02-41752     02-41752         1,015,425
ADELPHIA CABLEVISION OF BOCA RATON, LLC                          081-02-41751     02-41751         1,849,783
ADELPHIA CABLEVISION OF FONTANA, LLC                             081-02-41755     02-41755                --
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC                       081-02-41754     02-41754         5,943,345
ADELPHIA CABLEVISION OF NEW YORK, INC                            081-02-41892     02-41892         2,948,097
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC                       081-02-41947     02-41947           699,832
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC                    081-02-41781     02-41781           658,919
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC                       081-02-41946     02-41946           576,273
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC                      081-02-41753     02-41753                --
ADELPHIA CABLEVISION OF SANTA ANA, LLC                           081-02-41831     02-41831         2,522,674
ADELPHIA CABLEVISION OF SEAL BEACH, LLC                          081-02-41757     02-41757           319,014
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC                         081-02-41830     02-41830           857,451
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC                      081-02-41943     02-41943           282,747
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC                 081-02-41783     02-41783           257,647
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC                  081-02-41766     02-41766         2,463,908
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC                   081-02-41764     02-41764            96,842
ADELPHIA CABLEVISION, LLC                                        081-02-41858     02-41858        77,648,207
ADELPHIA CALIFORNIA CABLEVISION, LLC                             081-02-41942     02-41942         3,763,053
ADELPHIA CENTRAL PENNSYLVANIA, LLC                               081-02-41950     02-41950         5,285,991
ADELPHIA CLEVELAND, LLC                                          081-02-41793     02-41793        13,690,258
ADELPHIA COMMUNICATIONS CORPORATION                              081-02-41729     02-41729             2,480
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC                       081-02-41857     02-41857                --
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC                    081-02-41748     02-41748         4,003,789
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC                   081-02-41817     02-41817         1,338,565
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC                       081-02-41749     02-41749           162,389
ADELPHIA COMPANY OF WESTERN CONNECTICUT                          081-02-41801     02-41801         1,948,221
ADELPHIA GENERAL HOLDINGS III, LLC                               081-02-41854     02-41854                --

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE VI                      PAGE 2 OF 6

                COURT REPORTING SCHEDULES FOR CASH DISBURSEMENTS
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                                                                   ACCOUNT          CASE
LEGAL ENTITY                                                        NUMBER         NUMBER      DISBURSEMENTS
------------                                                     ------------     --------     -------------
ADELPHIA GP HOLDINGS, LLC                                        081-02-41829     02-41829                --
ADELPHIA GS CABLE, LLC                                           081-02-41908     02-41908         3,116,904
ADELPHIA HARBOR CENTER HOLDINGS LLC                              081-02-41853     02-41853                --
ADELPHIA HOLDINGS 2001, LLC                                      081-02-41926     02-41926                --
ADELPHIA INTERNATIONAL II, LLC                                   081-02-41856     02-41856                --
ADELPHIA INTERNATIONAL III, LLC                                  081-02-41855     02-41855                --
ADELPHIA MOBILE PHONES, INC                                      081-02-41852     02-41852                --
ADELPHIA OF THE MIDWEST, INC                                     081-02-41794     02-41794               412
ADELPHIA PINELLAS COUNTY, LLC                                    081-02-41944     02-41944                --
ADELPHIA PRESTIGE CABLEVISION, LLC                               081-02-41795     02-41795         6,325,562
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC                      081-02-41939     02-41939            21,175
ADELPHIA TELECOMMUNICATIONS, INC                                 081-02-41851     02-41851         1,103,270
ADELPHIA WELLSVILLE, LLC                                         081-02-41850     02-41850             6,849
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC                          081-02-41849     02-41849                --
ARAHOVA COMMUNICATIONS, INC                                      081-02-41815     02-41815            34,575
ARAHOVA HOLDINGS, LLC                                            081-02-41893     02-41893                --
BADGER HOLDING CORP                                              081-02-41792     02-41792             1,111
BETTER TV INC. OF BENNINGTON                                     081-02-41914     02-41914           321,221
BLACKSBURG/SALEM CABLEVISION, INC                                081-02-41759     02-41759           666,813
BRAZAS COMMUNICATIONS, INC                                       081-02-41804     02-41804                --
BUENAVISION TELECOMMUNICATIONS, INC                              081-02-41938     02-41938           711,018
CABLE SENTRY CORPORATION                                         081-02-41894     02-41894                --
CALIFORNIA AD SALES, LLC                                         081-02-41945     02-41945                --
CCC-III, INC                                                     081-02-41867     02-41867                --
CCC-INDIANA, INC                                                 081-02-41937     02-41937                --
CCH INDIANA, LP                                                  081-02-41935     02-41935                --
CDA CABLE, INC                                                   081-02-41879     02-41879           205,845
CENTURY ADVERTISING, INC                                         081-02-41731     02-41731                --
CENTURY ALABAMA CORP                                             081-02-41889     02-41889           207,660
CENTURY ALABAMA HOLDING CORP                                     081-02-41891     02-41891                --
CENTURY AUSTRALIA COMMUNICATIONS CORP                            081-02-41738     02-41738                --
CENTURY BERKSHIRE CABLE CORP                                     081-02-41762     02-41762           309,007
CENTURY CABLE HOLDING CORP                                       081-02-41814     02-41814               100
CENTURY CABLE HOLDINGS, LLC                                      081-02-41812     02-41812        15,129,793
CENTURY CABLE MANAGEMENT CORPORATION                             081-02-41887     02-41887           316,799
CENTURY CABLE OF SOUTHERN CALIFORNIA                             081-02-41745     02-41745                --
CENTURY CABLEVISION HOLDINGS, LLC                                081-02-41936     02-41936         2,664,801
CENTURY CAROLINA CORP                                            081-02-41886     02-41886           680,173
CENTURY COLORADO SPRINGS CORP                                    081-02-41736     02-41736           133,663
CENTURY COLORADO SPRINGS PARTNERSHIP                             081-02-41774     02-41774         5,910,931
CENTURY COMMUNICATIONS CORPORATION                               081-02-12834     02-12834         1,793,881

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE VI                      PAGE 3 OF 6

                COURT REPORTING SCHEDULES FOR CASH DISBURSEMENTS
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                                                                   ACCOUNT          CASE
LEGAL ENTITY                                                        NUMBER         NUMBER      DISBURSEMENTS
------------                                                     ------------     --------     -------------
CENTURY CULLMAN CORP                                             081-02-41888     02-41888           482,860
CENTURY ENTERPRISE CABLE CORP                                    081-02-41890     02-41890           369,582
CENTURY EXCHANGE, LLC                                            081-02-41744     02-41744                --
CENTURY FEDERAL, INC                                             081-02-41747     02-41747                --
CENTURY GRANITE CABLE TELEVISION CORP                            081-02-41779     02-41779                --
CENTURY HUNTINGTON COMPANY                                       081-02-41885     02-41885         1,918,773
CENTURY INDIANA CORP                                             081-02-41768     02-41768                --
CENTURY INVESTMENT HOLDING CORP                                  081-02-41740     02-41740                --
CENTURY INVESTORS, INC                                           081-02-41733     02-41733                --
CENTURY ISLAND ASSOCIATES, INC                                   081-02-41771     02-41771            35,715
CENTURY ISLAND CABLE TELEVISION CORP                             081-02-41772     02-41772                --
CENTURY KANSAS CABLE TELEVISION CORP                             081-02-41884     02-41884           207,779
CENTURY LYKENS CABLE CORP                                        081-02-41883     02-41883           229,248
CENTURY MENDOCINO CABLE TELEVISION, INC                          081-02-41780     02-41780           650,484
CENTURY MISSISSIPPI CORP                                         081-02-41882     02-41882           453,032
CENTURY MOUNTAIN CORP                                            081-02-41797     02-41797           207,224
CENTURY NEW MEXICO CABLE TELEVISION CORP                         081-02-41784     02-41784                --
CENTURY NORWICH CORP                                             081-02-41881     02-41881           874,842
CENTURY OHIO CABLE TELEVISION CORP                               081-02-41811     02-41811           721,704
CENTURY OREGON CABLE CORP                                        081-02-41739     02-41739                --
CENTURY PACIFIC CABLE TV INC                                     081-02-41746     02-41746                --
CENTURY PROGRAMMING, INC                                         081-02-41732     02-41732                --
CENTURY REALTY CORP                                              081-02-41813     02-41813                --
CENTURY SHASTA CABLE TELEVISION CORP                             081-02-41880     02-41880                --
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP                 081-02-41770     02-41770                --
CENTURY TRINIDAD CABLE TELEVISION CORP                           081-02-41790     02-41790           153,414
CENTURY VIRGINIA CORP                                            081-02-41796     02-41796           675,059
CENTURY VOICE AND DATA COMMUNICATIONS, INC                       081-02-41737     02-41737                --
CENTURY WARRICK CABLE CORP                                       081-02-41763     02-41763                --
CENTURY WASHINGTON CABLE TELEVISION, INC                         081-02-41878     02-41878                --
CENTURY WYOMING CABLE TELEVISION CORP                            081-02-41789     02-41789            72,302
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP                        081-02-41743     02-41743           426,631
CENTURY-TCI CALIFORNIA, LP                                       081-02-41741     02-41741        55,213,595
CENTURY-TCI HOLDINGS, LLC                                        081-02-41742     02-41742                --
CHELSEA COMMUNICATIONS, INC                                      081-02-41923     02-41923               353
CHELSEA COMMUNICATIONS, LLC                                      081-02-41924     02-41924         8,088,039
CHESTNUT STREET SERVICES, LLC                                    081-02-41842     02-41842                --
CLEAR CABLEVISION, INC                                           081-02-41756     02-41756                --
CMA CABLEVISION ASSOCIATES VII, LP                               081-02-41808     02-41808           180,853
CMA CABLEVISION ASSOCIATES XI, LP                                081-02-41807     02-41807            44,716
CORAL SECURITY, INC                                              081-02-41895     02-41895                --

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE VI                      PAGE 4 OF 6

                COURT REPORTING SCHEDULES FOR CASH DISBURSEMENTS
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                                                                   ACCOUNT          CASE
LEGAL ENTITY                                                        NUMBER         NUMBER      DISBURSEMENTS
------------                                                     ------------     --------     -------------
COWLITZ CABLEVISION, INC                                         081-02-41877     02-41877           643,426
CP-MDU I LLC                                                     081-02-41940     02-41940                --
CP-MDU II LLC                                                    081-02-41941     02-41941                --
E & E CABLE SERVICE, INC                                         081-02-41785     02-41785                --
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC                       081-02-41799     02-41799                --
EASTERN VIRGINIA CABLEVISION, LP                                 081-02-41800     02-41800           279,371
EMPIRE SPORTS NETWORK, LP                                        081-02-41844     02-41844           469,881
FAE CABLE MANAGEMENT CORP                                        081-02-41734     02-41734                --
FOP INDIANA, LP                                                  081-02-41816     02-41816           178,110
FRONTIERVISION ACCESS PARTNERS, LLC                              081-02-41819     02-41819         2,916,467
FRONTIERVISION CABLE NEW ENGLAND , INC                           081-02-41822     02-41822           830,142
FRONTIERVISION CAPITAL CORPORATION                               081-02-41820     02-41820                --
FRONTIERVISION HOLDINGS CAPITAL CORPORATION                      081-02-41824     02-41824                --
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION                   081-02-41823     02-41823                --
FRONTIERVISION HOLDINGS, LLC                                     081-02-41827     02-41827                --
FRONTIERVISION HOLDINGS, LP                                      081-02-41826     02-41826                --
FRONTIERVISION OPERATING PARTNERS, LLC                           081-02-41825     02-41825                --
FRONTIERVISION OPERATING PARTNERS, LP                            081-02-41821     02-41821        29,196,372
FRONTIERVISION PARTNERS, LP                                      081-02-41828     02-41828                --
FT MYERS CABLEVISION, LLC                                        081-02-41948     02-41948                --
FT. MYERS ACQUISITION LIMITED PARTNERSHIP                        081-02-41949     02-41949                --
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC                     081-02-41903     02-41903                --
GLOBAL ACQUISITION PARTNERS, LP                                  081-02-41933     02-41933         1,407,671
GLOBAL CABLEVISION II, LLC                                       081-02-41934     02-41934                --
GRAFTON CABLE COMPANY                                            081-02-41788     02-41788                --
GS CABLE, LLC                                                    081-02-41907     02-41907         3,922,606
GS TELECOMMUNICATIONS LLC                                        081-02-41906     02-41906                --
HARRON CABLEVISION OF NEW HAMPSHIRE, INC                         081-02-41750     02-41750         2,065,121
HUNTINGTON CATV, INC                                             081-02-41765     02-41765                --
IMPERIAL VALLEY CABLEVISION, INC                                 081-02-41876     02-41876           832,360
KALAMAZOO COUNTY CABLEVISION, INC                                081-02-41922     02-41922                --
KEY BISCAYNE CABLEVISION                                         081-02-41898     02-41898           146,988
KOOTENAI CABLE, INC                                              081-02-41875     02-41875           952,626
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION                      081-02-41911     02-41911           275,536
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP                       081-02-41931     02-41931                --
LOUISA CABLEVISION, INC                                          081-02-41760     02-41760            17,854
MANCHESTER CABLEVISION, INC                                      081-02-41758     02-41758                --
MARTHA'S VINEYARD CABLEVISION, LP                                081-02-41805     02-41805           476,195
MERCURY COMMUNICATIONS, INC                                      081-02-41840     02-41840            57,210
MICKELSON MEDIA OF FLORIDA, INC                                  081-02-41874     02-41874           263,781
MICKELSON MEDIA, INC                                             081-02-41782     02-41782           193,283

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE VI                      PAGE 5 OF 6

                COURT REPORTING SCHEDULES FOR CASH DISBURSEMENTS
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                                                                   ACCOUNT          CASE
LEGAL ENTITY                                                        NUMBER         NUMBER      DISBURSEMENTS
------------                                                     ------------     --------     -------------
MONTGOMERY CABLEVISION, INC                                      081-02-41848     02-41848                --
MONUMENT COLORADO CABLEVISION, INC                               081-02-41932     02-41932           181,523
MOUNTAIN CABLE COMMUNICATIONS CORPORATION                        081-02-41916     02-41916                --
MOUNTAIN CABLE COMPANY, LP                                       081-02-41909     02-41909         4,363,886
MT. LEBANON CABLEVISION, INC                                     081-02-41920     02-41920                --
MULTI-CHANNEL TV CABLE COMPANY                                   081-02-41921     02-41921           617,155
NATIONAL CABLE ACQUISITION ASSOCIATES, LP                        081-02-41952     02-41952         2,651,634
OLYMPUS CABLE HOLDINGS, LLC                                      081-02-41925     02-41925         5,951,895
OLYMPUS CAPITAL CORPORATION                                      081-02-41930     02-41930                --
OLYMPUS COMMUNICATIONS HOLDINGS, LLC                             081-02-41953     02-41953                --
OLYMPUS COMMUNICATIONS, LP                                       081-02-41954     02-41954                --
OLYMPUS SUBSIDIARY, LLC                                          081-02-41928     02-41928                --
OWENSBORO INDIANA, LP                                            081-02-41773     02-41773                --
OWENSBORO ON THE AIR, INC                                        081-02-41777     02-41777                --
OWENSBORO-BRUNSWICK, INC                                         081-02-41730     02-41730         3,275,037
PAGE TIME, INC                                                   081-02-41839     02-41839             2,365
PARAGON CABLE TELEVISION, INC                                    081-02-41778     02-41778                --
PARAGON CABLEVISION CONSTRUCTION CORPORATION                     081-02-41775     02-41775                --
PARAGON CABLEVISION MANAGEMENT CORPORATION                       081-02-41776     02-41776                --
PARNASSOS COMMUNICATIONS, LP                                     081-02-41846     02-41846           291,334
PARNASSOS HOLDINGS, LLC                                          081-02-41845     02-41845                --
PARNASSOS, LP                                                    081-02-41843     02-41843        23,257,499
PERICLES COMMUNICATIONS CORPORATION                              081-02-41919     02-41919                --
PULLMAN TV CABLE CO., INC                                        081-02-41873     02-41873           434,892
RENTAVISION OF BRUNSWICK, INC                                    081-02-41872     02-41872           300,718
RICHMOND CABLE TELEVISION CORPORATION                            081-02-41912     02-41912            63,724
RIGPAL COMMUNICATIONS, INC                                       081-02-41917     02-41917                --
ROBINSON/PLUM CABLEVISION, LP                                    081-02-41927     02-41927           668,541
S/T CABLE CORPORATION                                            081-02-41791     02-41791                --
SABRES, INC                                                      081-02-41838     02-41838
SCRANTON CABLEVISION, INC                                        081-02-41761     02-41761         1,640,305
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC                  081-02-41767     02-41767                --
SOUTHEAST FLORIDA CABLE, INC                                     081-02-41900     02-41900        15,633,758
SOUTHWEST COLORADO CABLE INC                                     081-02-41769     02-41769           181,486
SOUTHWEST VIRGINIA CABLE, INC                                    081-02-41833     02-41833         1,198,483
STAR CABLE INC                                                   081-02-41787     02-41787                --
STARPOINT, LIMITED PARTNERSHIP                                   081-02-41897     02-41897           932,111
SVHH CABLE ACQUISITION, LP                                       081-02-41836     02-41836         1,037,651
SVHH HOLDINGS, LLC                                               081-02-41837     02-41837                --
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE                     081-02-41798     02-41798           148,456
TELE-MEDIA COMPANY OF TRI-STATES, LP                             081-02-41809     02-41809                84

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                   SCHEDULE VI                      PAGE 6 OF 6

                COURT REPORTING SCHEDULES FOR CASH DISBURSEMENTS
                      FOR THE MONTH ENDED FEBRUARY 29, 2004

                                                                   ACCOUNT          CASE
LEGAL ENTITY                                                        NUMBER         NUMBER      DISBURSEMENTS
------------                                                     ------------     --------     -------------
TELE-MEDIA INVESTMENT PARTNERSHIP, LP                            081-02-41951     02-41951         1,017,755
TELESAT ACQUISITION LIMITED PARTNERSHIP                          081-02-41929     02-41929                --
TELESAT ACQUISITION, LLC                                         081-02-41871     02-41871         2,153,023
THE GOLF CLUB AT WENDING CREEK FARMS, LLC                        081-02-41841     02-41841                --
THE MAIN INTERNETWORKS, INC                                      081-02-41818     02-41818                --
THE WESTOVER TV CABLE CO., INC                                   081-02-41786     02-41786                --
THREE RIVERS CABLE ASSOCIATES, LP                                081-02-41910     02-41910         1,170,604
TIMOTHEOS COMMUNICATIONS, LP                                     081-02-41901     02-41901                --
TMC HOLDINGS CORPORATION                                         081-02-41803     02-41803                --
TMC HOLDINGS, LLC                                                081-02-41802     02-41802                --
TRI-STATES, LLC                                                  081-02-41810     02-41810                --
UCA LLC                                                          081-02-41834     02-41834        11,240,152
UPPER ST. CLAIR CABLEVISION INC                                  081-02-41918     02-41918                --
US TELE-MEDIA INVESTMENT COMPANY                                 081-02-41835     02-41835                --
VALLEY VIDEO, INC                                                081-02-41870     02-41870           211,133
VAN BUREN COUNTY CABLEVISION, INC                                081-02-41832     02-41832           237,462
WARRICK CABLEVISION, INC                                         081-02-41866     02-41866                --
WARRICK INDIANA, LP                                              081-02-41865     02-41865           248,955
WELLSVILLE CABLEVISION, LLC                                      081-02-41806     02-41806           380,579
WEST BOCA ACQUISITION LIMITED PARTNERSHIP                        081-02-41899     02-41899         1,219,016
WESTERN NY CABLEVSION, LP                                        081-02-41847     02-41847                --
WESTVIEW SECURITY, INC                                           081-02-41896     02-41896                --
WILDERNESS CABLE COMPANY                                         081-02-41869     02-41869           154,378
YOUNG'S CABLE TV CORP                                            081-02-41915     02-41915           311,666
YUMA CABLEVISION, INC                                            081-02-41868     02-41868           918,432
                                                                                               -------------
     Total                                                                                     $ 378,691,816
                                                                                               =============

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                  SCHEDULE VII                      PAGE 1 OF 2

                COURT REPORTING SCHEDULES FOR INSURANCE COVERAGE

           COVERAGE **                            COMPANY                          POLICY NO.                         TERM
           -----------                            -------                          ----------                         ----
COMMERCIAL PROPERTY                    Royal Indemnity Company              R2HD329266                          05/16/03 - 05/16/04
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL GENERAL LIABILITY           AIG (American Home Assurance Co)     4806103, 4806117, 4806148           12/15/03 - 12/15/04
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL AUTOMOBILE LIABILITY        AIG (American Home Assurance Co)     MA - 5188717  VA - 5188718          12/15/03 - 12/15/04
                                                                            TX - 5188719
                                                                            All other states - 5188716
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
WORKER'S COMPENSATION                  AIG (New Hampshire Ins. Co., AI      All states except monopolistic &    12/15/03 - 12/15/04
                                       South Insurance Co., and National    CA; policy numbers 2981752,
                                       Union Fire Insurance Co. of VT)      2981753, 2981754 and 2981755

     California                        State Compensation Insurance         1703671-03                          05/16/03 - 05/16/04
                                       Fund

     Ohio                              Ohio Bureau of Workers               1328524                             Ongoing*
                                       Compensation

     Washington State                  WA Department of Labor &             083 004 452                         10/1/99 - Ongoing*
                                       Industry

     West Virginia                     West Virginia Workers'               20104948 101                        10/1/99 - Ongoing*
                                       Compensation

     Wyoming                           Wyoming Department of Employment     366575                              10/1/99 - Ongoing*
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL PACKAGE POLICY           ACE USA (ACE American                PHF073190                           10/15/03 - 10/15/04
(Liability & Foreign Voluntary Comp)   Insurance Co.)
-----------------------------------------------------------------------------------------------------------------------------------

                   ADELPHIA COMMUNICATIONS CORPORATION, ET AL.
                             (DEBTORS-IN-POSSESSION)
                      BANKRUPTCY COURT REPORTING SCHEDULES

                                  SCHEDULE VII                      PAGE 2 OF 2

                COURT REPORTING SCHEDULES FOR INSURANCE COVERAGE

           COVERAGE **                            COMPANY                          POLICY NO.                     TERM
           -----------                            -------                          ----------                     ----
AIRCRAFT POLICY                        AIG (National Union Fire Insurance Co.)  GM3380176-01               11/01/03 - 11/01/04
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
UMBRELLA LIABILITY                     Zurich (American Guarantee & Liability  AUC937411600                05/16/03 - 05/16/04
                                       Insurance Co.)
EXCESS UMBRELLA LIABILITY              XL Insurance America                    US00006683L103A             05/16/03 - 05/16/04
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE PROTECTION                    Liberty Insurance Underwriters         180933013                   12/19/03 - 12/19/04
(SPECIAL CRIME)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK DISABILITY                     Cigna                                  NYD 074487                  07/01/03 - 07/01/04
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
POLLUTION LIABILITY                     Quanta Reinsurance U.S. Ltd.           On-site coverage (2000110)  01/01/04 - 01/01/05
                                                                               Off-site coverage(2000111)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY LIABILITY INSURANCE           Houston Casualty Co.                   14MG03A2983                 12/08/03 - 12/08/04
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS & OFFICERS LIABILITY          AIG (National Union Insurance Co.)     7290984                     12/31/03 - 12/31/04
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS & OFFICERS LIABILITY TAIL     Associated Electric & Gas Insurance    D0999A1A00                  12/31/03 - 12/31/05
                                           Services Limited (AEGIS)                                        (Extension of Limit of
                                                                                                           Liability of 12/31/02-03
                                                                                                           term)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
EXCESS DIRECTORS & OFFICERS LIABILITY   U.S. Specialty Insurance Co.           14MGU03A3639                12/31/03 - 12/31/04
                                        Hartford (Twin City Fire Ins. Co.)     00DA02209103
                                        Hudson Insurance Co.                   HN03031687
                                        Axis Reinsurance Co.                   RBN502748
                                        Old Republic Insurance Co.             CUG27319
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ERISA BOND                              Hanover Insurance Co.                  BDR1680832                  05-16/03 - 05/16/04
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MEDIA PROFESSIONAL LIABILITY            ACE (Illinois Union Insurance Company) EON G21640104 002           01/22/04 - 01/22/05
-----------------------------------------------------------------------------------------------------------------------------------

*   Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty - ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.